                          INSTITUTIONAL SELECT(R) FUNDS

                                  ANNUAL REPORT
                                OCTOBER 31, 2001

                                                            INSTITUTIONAL SELECT
                                                                    S&P 500 Fund

                                                            INSTITUTIONAL SELECT
                                                      Large-Cap Value Index Fund

                                                            INSTITUTIONAL SELECT
                                                      Small-Cap Value Index Fund

                                  Institutional
                                 Select(R) Funds

[PHOTO OF CHARLES SCHWAB]

Dear Shareholder,

This annual report is designed to provide you with detailed information about the Institutional Select(R) Funds, a family of index funds designed to serve the needs of investment managers and their clients. These funds have competitive expense ratios and are generally only available through investment managers. With the support of investors such as yourself, combined assets in the Institutional Select Funds have grown to over $400 million as of October 31, 2001.

Charles Schwab Investment Management, Inc. (CSIM) serves as the investment advisor for the Institutional Select Funds. CSIM is committed to providing investors with high-quality, cost-efficient investment solutions. Incorporated in 1989, CSIM is now one of the leading mutual fund companies in the United States, managing more than $145 billion in assets for over 6 million shareholder accounts, as of October 31, 2001.

I would like to thank you for your business. We will continue to do everything we can to warrant the trust you have placed in us.

Sincerely,
/s/Charles Schwab
----------------
Charles Schwab

   ANNUAL REPORT

   November 1, 2000 - October 31, 2001

     1    Market Overview

     5 Institutional Select S&P 500 Fund Large-cap stocks had a difficult first quarter, and they continued to struggle throughout the report period.

     20   Institutional Select Large-Cap

          Value Index Fund Value stocks outpaced growth issues over the period, which enabled the fund to outperform the S&P 500 Index.

     33   Institutional Select Small-Cap
          Value Index Fund

          Small-cap value stocks were the best performing equity group and posted positive returns for the period.

     46   Financial Notes

          Subject to SEC approval, all SchwabFunds will soon be able to borrow cash from, and lend cash to, each other. This should allow the SchwabFunds to lower borrowing costs and earn more interest than they otherwise would.

MARKET OVERVIEW

["EXCHANGE" PHOTO]

ECONOMY SLIDES INTO RECESSION, EXACERBATED BY TERRORIST ATTACKS.

Ten remarkable years of nearly nonstop growth came to a close as a recession emerged in 2001. Traditionally, a recession is defined as two calendar quarters in a row of decline in the nation's Gross Domestic Product (GDP; see chart, page
2). While Q3 saw negative growth and Q4 is expected to be negative as well, the National Bureau of Economic Research, a widely recognized independent panel, declared in November that the U.S. fell into a recession in March.

Equity markets, already well below the all-time highs posted in early 2000, continued to flounder, and in spite of several strong rallies, ended the report period with substantial negative returns.

Responding to economic and market weakness, the Federal Reserve Board (the Fed) lowered interest rates aggressively, making ten cuts during the first eleven months of 2001. During this time, the Fed Funds Rate was reduced from 6.5% to 2.0%. Because the main effects of a rate cut typically are not felt until about six months later, it is not yet clear how much stimulus the most recent cuts will provide. In the meantime, the economy must contend not only with a recession but also with the significant costs and uncertainty generated by the September 11 events.

  ASSET CLASS PERFORMANCE COMPARISON % returns during the report period


This graph compares the performance of various asset classes during the report period.

[LINE GRAPH]

                           Lehman Aggregate                               Russell 2000
                              Bond Index            MSCI EAFE Index     Small-Cap Index    S&P 500 Index 3     Month T-Bill
       10/31/00                    0                       0                    0                  0                    0
        11/3/00                 -0.1                     2.3                 2.04              -0.19                 0.05
       11/10/00                  0.1                    0.09                -3.32              -4.44                 0.16
       11/17/00                 0.54                   -1.43                -2.92              -4.32                 0.28
       11/24/00                 0.84                   -4.13                -5.09              -6.14                 0.39
        12/1/00                  1.4                    -2.5                -8.08              -7.86                 0.51
        12/8/00                 2.35                   -1.31                -3.58              -4.03                 0.65
       12/15/00                 3.12                   -2.34                -7.77              -8.07                 0.77
       12/22/00                 3.79                   -3.45                -6.76               -8.5                 1.01
       12/29/00                 3.53                   -0.54                -2.56              -7.42                 1.04
         1/5/01                 4.95                   -0.35                -6.67              -8.96                  1.3
        1/12/01                  3.9                   -2.07                -2.08              -7.56                 1.35
        1/19/01                 4.52                   -1.26                 -1.6              -5.86                 1.45
        1/26/01                 4.44                    -1.8                 0.54              -4.99                 1.56
         2/2/01                 5.21                   -1.58                 1.04               -5.3                 1.66
         2/9/01                 5.31                   -4.52                 0.28              -7.74                 1.74
        2/16/01                 5.04                   -5.83                 2.69              -8.67                 1.84
        2/23/01                 5.21                   -8.98                -3.62             -12.58                 1.95
         3/2/01                 5.93                   -8.76                -3.72             -13.29                 2.04
         3/9/01                 6.22                   -7.99                -4.35             -13.34                 2.15
        3/16/01                 6.96                   -15.3               -10.74             -19.16                 2.26
        3/23/01                 6.99                  -16.15               -10.42             -19.91                 2.37
        3/30/01                 6.66                   -14.5                 -8.9             -18.39                 2.47
         4/6/01                 7.06                  -13.27               -12.08             -20.64                 2.62
        4/13/01                 6.14                  -11.68                -7.94             -16.76                 2.66
        4/20/01                 6.13                   -9.62                -5.56             -12.58                  2.8
        4/27/01                 6.13                   -9.06                -2.04             -11.87                 2.85
         5/4/01                 7.09                   -8.11                 -0.2             -10.85                 2.95
        5/11/01                 5.89                   -9.38                -1.28             -12.32                 3.01
        5/18/01                 6.55                   -9.14                 2.58              -9.06                 3.13
        5/25/01                 6.26                  -10.06                 3.08             -10.05                  3.2
         6/1/01                 7.07                  -12.46                  1.7             -11.12                 3.26
         6/8/01                 7.21                   -12.2                 3.74             -10.82                 3.33
        6/15/01                 7.81                  -14.97                 0.43             -14.38                 3.43
        6/22/01                 8.41                  -15.66                -0.87              -13.6                  3.5
        6/29/01                 7.27                  -15.93                 4.12             -13.61                 3.56
         7/6/01                  7.6                  -18.99                   -2                -16                 3.63
        7/13/01                 8.18                  -18.49                -0.53             -14.22                 3.69
        7/20/01                 8.98                  -18.77                -0.91             -14.57                 3.78
        7/27/01                 9.31                  -18.94                -1.48             -14.93                 3.84
         8/3/01                 9.16                  -16.54                -1.02             -14.25                  3.9
        8/10/01                 9.85                  -18.52                -3.36             -15.95                 3.99
        8/17/01                10.36                  -18.06                 -3.3             -17.94                 4.06
        8/24/01                10.29                  -17.06                -2.24             -16.32                 4.12
        8/31/01                10.91                  -19.72                 -4.7             -19.81                 4.19
         9/7/01                11.06                  -23.81                -9.44             -23.19                 4.28
        9/14/01                10.92                  -28.63               -10.31             -22.72                  4.3
        9/21/01                 11.5                  -33.65               -22.87             -31.68                 4.58
        9/28/01                 12.2                  -27.96               -17.53             -26.29                 4.61
        10/5/01                12.21                  -26.78               -17.53             -26.31                 4.61
       10/12/01                12.37                  -23.61               -12.66             -22.72                 4.72
       10/19/01                12.91                  -25.42               -13.24                -24                 4.77
       10/26/01                 13.4                  -23.05               -10.59              -21.8                 4.81
       10/31/01                14.56                  -24.93                -12.7              -24.9                 4.84


These figures assume dividends and distributions were reinvested. Index figures don't include trading and management costs, which would lower performance. Indices are unmanaged and you can't invest in them directly. Remember that past performance isn't an indication of future results.

Data source: Charles Schwab & Co., Inc. (Schwab).

MARKET OVERVIEW Continued

-------------------------------------------------------------------------------
Unemployment rose from May to October, 2001, setting the stage for aggressive policy actions.
-------------------------------------------------------------------------------
Source: Bureau of Labor Statistics.


SIGNS OF DOWNTURN WIDESPREAD; JOBLESS RATE HIGHEST SINCE 1996.

Most areas of the economy have been affected by the downturn. During the third quarter of 2001, business spending on equipment and software fell by $32 billion and business inventories dropped $50 billion. A bright spot was consumer spending, which rose 1.2% for the third quarter. Even so, this was only half the amount posted just three months earlier.

[Photo]

After falling so low in 2000 that many feared the return of inflation, the U.S. unemployment rate began rising rapidly. By the end of the report period, it was at 5.4%, its highest level since December 1996. October alone saw the loss of 415,000 jobs. Job losses have affected almost every industry, with manufacturing among the hardest hit.

On a positive note, the risk of inflation currently appears low. Employers continue to benefit from strong worker productivity, which has helped stabilize labor costs and consumer prices.

ECONOMIC FACTORS AND THEIR EFFECTS ON THESE FUNDS.

The following charts show recent figures for common measures of the state of the U.S. economy and the interest rate environment.

While the relationship of each of these factors to the performance of the funds is complex, the captions over each chart and the discussion above include analysis of how we believe these factors may have influenced market behavior during the report period.

REAL GDP GROWTH

Annualized growth rate for each quarter shown

The U.S. economy declined steadily during the past four quarters. In Q3 2001, real GDP posted its first negative performance since 1993, declining by an annualized rate of - 1.1%.

[CHART]

Q4 1991                    2.5
Q1 1992                    3.8
Q2 1992                    3.8
Q3 1992                    3.1
Q4 1992                    5.4
Q1 1993                   -0.1
Q2 1993                    2.5
Q3 1993                    1.8
Q4 1993                    6.2
Q1 1994                    3.4
Q2 1994                    5.7
Q3 1994                    2.2
Q4 1994                      5
Q1 1995                    1.5
Q2 1995                    0.8
Q3 1995                    3.1
Q4 1995                    3.2
Q1 1996                    2.9
Q2 1996                    6.8
Q3 1996                      2
Q4 1996                    4.6
Q1 1997                    4.4
Q2 1997                    5.9
Q3 1997                    4.2
Q4 1997                    2.8
Q1 1998                    6.1
Q2 1998                    2.2
Q3 1998                    4.1
Q4 1998                    6.7
Q1 1999                    3.1
Q2 1999                    1.7
Q3 1999                    4.7
Q4 1999                    8.3
Q1 2000                    2.3
Q2 2000                    5.7
Q3 2000                    1.3
Q4 2000                    1.9
Q1 2001                    1.3
Q2 2001                    0.3
Q3 2001                   -1.1


Gross domestic product (GDP), a broad measure of the goods and services produced in the United States during a given time period, is a prime indicator of the health of the country's economy. Typically, stock investors see increases in GDP as a positive, since it indicates stronger demand, production and corporate earnings. The figures shown here are adjusted for inflation.

Data source: Bloomberg L.P.

-------------------------------------------------------------------------------
In the U.S., as well as overseas, stocks of all sizes posted negative returns for the period.
-------------------------------------------------------------------------------

STOCK PRICES CONTINUE TO FALL;
BONDS BENEFIT FROM RATE CUTS.

The dramatic decline of equity markets that began in the last quarter of 2000 continued throughout the report period, leaving stocks firmly in bear market territory.

The biggest declines were in the technology sector, where the dot-com boom had driven market valuations to historic highs. As many Internet start-ups began to downsize or go under, the technology sector collapsed. The Nasdaq Composite Index lost more than a third of its value from January to April. By the end of the report period, markets regained the ground lost after September 11, but many industries, especially airlines, hotels and entertainment, remain weak.

The bond market, in contrast, continued to perform well. Bond prices benefited from the U.S. Treasury's decision to use part of the budget surplus to buy back its own bonds, which reduced the supply of Treasuries. This happened when stock market woes were causing many investors to shift assets into bonds, driving up demand. The Fed's interest rate cuts also helped push bond prices higher, although they pushed yields lower for money market investments.

U.S. UNEMPLOYMENT RATE

Adjusted for seasonal variations

Unemployment rose dramatically during the period, reaching its highest level since 1996. Reflecting widespread job cuts in 2001, the unemployment rate jumped from 3.9% in October 2000 to 5.4% in October 2001.

[LINE CHART]

US Unemployment Rate

               Sep-91      6.9
               Oct-91        7
               Nov-91        7
               Dec-91      7.3
               Jan-92      7.3
               Feb-92      7.4
               Mar-92      7.4
               Apr-92      7.4
               May-92      7.6
               Jun-92      7.8
               Jul-92      7.7
               Aug-92      7.6
               Sep-92      7.6
               Oct-92      7.3
               Nov-92      7.4
               Dec-92      7.4
               Jan-93      7.3
               Feb-93      7.1
               Mar-93        7
               Apr-93      7.1
               May-93      7.1
               Jun-93        7
               Jul-93      6.9
               Aug-93      6.8
               Sep-93      6.7
               Oct-93      6.8
               Nov-93      6.6
               Dec-93      6.5
               Jan-94      6.8
               Feb-94      6.6
               Mar-94      6.5
               Apr-94      6.4
               May-94      6.1
               Jun-94      6.1
               Jul-94      6.3
               Aug-94        6
               Sep-94      5.8
               Oct-94      5.8
               Nov-94      5.6
               Dec-94      5.5
               Jan-95      5.6
               Feb-95      5.4
               Mar-95      5.3
               Apr-95      5.8
               May-95      5.8
               Jun-95      5.6
               Jul-95      5.6
               Aug-95      5.7
               Sep-95      5.6
               Oct-95      5.5
               Nov-95      5.7
               Dec-95      5.6
               Jan-96      5.6
               Feb-96      5.5
               Mar-96      5.6
               Apr-96      5.5
               May-96      5.6
               Jun-96      5.3
               Jul-96      5.5
               Aug-96      5.1
               Sep-96      5.2
               Oct-96      5.2
               Nov-96      5.3
               Dec-96      5.4
               Jan-97      5.3
               Feb-97      5.3
               Mar-97      5.1
               Apr-97        5
               May-97      4.7
               Jun-97        5
               Jul-97      4.7
               Aug-97      4.9
               Sep-97      4.7
               Oct-97      4.7
               Nov-97      4.6
               Dec-97      4.7
               Jan-98      4.5
               Feb-98      4.6
               Mar-98      4.6
               Apr-98      4.3
               May-98      4.3
               Jun-98      4.5
               Jul-98      4.5
               Aug-98      4.5
               Sep-98      4.5
               Oct-98      4.5
               Nov-98      4.4
               Dec-98      4.3
               Jan-99      4.3
               Feb-99      4.4
               Mar-99      4.2
               Apr-99      4.3
               May-99      4.2
               Jun-99      4.3
               Jul-99      4.3
               Aug-99      4.2
               Sep-99      4.2
               Oct-99      4.1
               Nov-99      4.1
               Dec-99      4.1
               Jan-00        4
               Feb-00      4.1
               Mar-00      4.1
               Apr-00      3.9
               May-00      4.1
               Jun-00        4
               Jul-00        4
               Aug-00      4.1
               Sep-00      3.9
               Oct-00      3.9
               Nov-00        4
               Dec-00        4
               Jan-01      4.2
               Feb-01      4.2
               Mar-01      4.3
               Apr-01      4.5
               May-01      4.4
               Jun-01      4.5
               Jul-01      4.5
               Aug-01      4.9
               Sep-01      4.9
               Oct-01      5.4


This measures the portion of the U.S. labor force that is unemployed and is either seeking a job or waiting to return to one. Low unemployment often accompanies prosperity and is generally a positive factor for investors, although very low unemployment may boost inflation as employers raise pay to compete for workers. Rising unemployment may mean a softening economy.

Data source: Bloomberg L.P.

MEASURES OF INFLATION

Annualized figures for the Consumer Price Index (monthly) and Employment Cost Index (quarterly)

CPI was up 2.1% for the 12 months ended October 31, 2001. ECI rose 4.1% for the 12 months ended September 30, 2001 -- higher than expected, largely because of a surge in employment benefits costs.

[LINE CHART]

Measures of Inflation

                Date       CPI           ECI
              Sep-91       3.4           4.3
              Oct-91       2.9           4.3
              Nov-91         3           4.3
              Dec-91       3.1           4.3
              Jan-92       2.6           4.3
              Feb-92       2.8           4.3
              Mar-92       3.2             4
              Apr-92       3.2             4
              May-92         3             4
              Jun-92       3.1           3.6
              Jul-92       3.2           3.6
              Aug-92       3.1           3.6
              Sep-92         3           3.5
              Oct-92       3.2           3.5
              Nov-92         3           3.5
              Dec-92       2.9           3.5
              Jan-93       3.3           3.5
              Feb-93       3.2           3.5
              Mar-93       3.1           3.5
              Apr-93       3.2           3.5
              May-93       3.2           3.5
              Jun-93         3           3.6
              Jul-93       2.8           3.6
              Aug-93       2.8           3.6
              Sep-93       2.7           3.6
              Oct-93       2.8           3.6
              Nov-93       2.7           3.6
              Dec-93       2.7           3.5
              Jan-94       2.5           3.5
              Feb-94       2.5           3.5
              Mar-94       2.5           3.2
              Apr-94       2.4           3.2
              May-94       2.3           3.2
              Jun-94       2.5           3.2
              Jul-94       2.8           3.2
              Aug-94       2.9           3.2
              Sep-94         3           3.2
              Oct-94       2.6           3.2
              Nov-94       2.7           3.2
              Dec-94       2.7             3
              Jan-95       2.8             3
              Feb-95       2.9             3
              Mar-95       2.9           2.9
              Apr-95       3.1           2.9
              May-95       3.2           2.9
              Jun-95         3           2.9
              Jul-95       2.8           2.9
              Aug-95       2.6           2.9
              Sep-95       2.5           2.7
              Oct-95       2.8           2.7
              Nov-95       2.6           2.7
              Dec-95       2.5           2.7
              Jan-96       2.7           2.7
              Feb-96       2.7           2.7
              Mar-96       2.8           2.8
              Apr-96       2.9           2.8
              May-96       2.9           2.8
              Jun-96       2.8           2.9
              Jul-96         3           2.9
              Aug-96       2.9           2.9
              Sep-96         3           2.8
              Oct-96         3           2.8
              Nov-96       3.3           2.8
              Dec-96       3.3           2.9
              Jan-97         3           2.9
              Feb-97         3           2.9
              Mar-97       2.8           2.9
              Apr-97       2.5           2.9
              May-97       2.2           2.9
              Jun-97       2.3           2.8
              Jul-97       2.2           2.8
              Aug-97       2.2           2.8
              Sep-97       2.2             3
              Oct-97       2.1             3
              Nov-97       1.8             3
              Dec-97       1.7           3.3
              Jan-98       1.6           3.3
              Feb-98       1.4           3.3
              Mar-98       1.4           3.3
              Apr-98       1.4           3.3
              May-98       1.7           3.3
              Jun-98       1.7           3.5
              Jul-98       1.7           3.5
              Aug-98       1.6           3.5
              Sep-98       1.5           3.7
              Oct-98       1.5           3.7
              Nov-98       1.5           3.7
              Dec-98       1.6           3.4
              Jan-99       1.7           3.4
              Feb-99       1.6           3.4
              Mar-99       1.7             3
              Apr-99       2.3             3
              May-99       2.1             3
              Jun-99         2           3.2
              Jul-99       2.1           3.2
              Aug-99       2.3           3.2
              Sep-99       2.6           3.1
              Oct-99       2.6           3.1
              Nov-99       2.6           3.1
              Dec-99       2.7           3.4
              Jan-00       2.7           3.4
              Feb-00       3.2           3.4
              Mar-00       3.7           4.3
              Apr-00         3           4.3
              May-00       3.1           4.3
              Jun-00       3.7           4.4
              Jul-00       3.7           4.4
              Aug-00       3.4           4.4
              Sep-00       3.5           4.3
              Oct-00       3.4           4.3
              Nov-00       3.4           4.3
              Dec-00       3.4           4.1
              Jan-01       3.7           4.1
              Feb-01       3.5           4.1
              Mar-01       2.9           4.1
              Apr-01       3.3           4.1
              May-01       3.6           4.1
              Jun-01       3.2           3.9
              Jul-01       2.7           3.9
              Aug-01       2.7           3.9
              Sep-01       2.6           4.1
              Oct-01       2.1

The Consumer Price Index (CPI) tracks changes in the cost of goods and services and is the most common measure of inflation. The Employment Cost Index (ECI) measures the cost of employing workers, including benefits costs. Financial markets are very sensitive to increases in inflation because of the potentially negative impact on corporate earnings, investors and consumers.

Data source: Bloomberg L.P.

MARKET OVERVIEW Continued

-------------------------------------------------------------------------------
The economic damage and disruption stemming from the attacks will likely reverberate for years.
-------------------------------------------------------------------------------

LOOKING AHEAD: OUTLOOK STILL UNCLEAR IN WAKE OF ATTACKS.

The events of September 11 and their aftermath, including the war in Afghanistan, are certain to have a profound and lasting effect on our country and its economy and markets. Exactly what this effect is to be, however, cannot be fully known for some time.

Prior to the events of September 11, the economy was already contracting. Throughout the report period, the Fed has responded with interest rate cuts and indicated its willingness to make further cuts if necessary.

These factors still have bearing on any assessment of economic and investment prospects over the coming months. But the near-term outlook for the U.S. economy, which was anything but clear before the attacks, is only more clouded now. However, we have the fullest possible faith and confidence in the long-term outlook.

S&P 500(R) PRICE/EARNINGS RATIO (P/E)

Dollar-weighted average P/E for all stocks in the index

The earnings portion of the P/E ratio deteriorated during the period. Consequently, the P/E ratio increased rapidly, ending the period at 42.8 -- significantly above its 30-year average of 16.4.

[LINE CHART]

S&P 500(R) Price/Earnings Ratio (P/E)

                                           S&P 500 P/E
                             S&P 500      Ratio 30-Year
                            P/E Ratio       Average
     Sep-91                    19.98         16.38
     Oct-91                    20.37         16.38
     Nov-91                    20.99         16.38
     Dec-91                    22.89         16.38
     Jan-92                    23.03         16.38
     Feb-92                    25.78         16.38
     Mar-92                    25.51         16.38
     Apr-92                    26.03         16.38
     May-92                    25.22         16.38
     Jun-92                    25.23         16.38
     Jul-92                    26.08         16.38
     Aug-92                    24.22         16.38
     Sep-92                     24.7         16.38
     Oct-92                    24.64         16.38
     Nov-92                     23.8         16.38
     Dec-92                    24.31         16.38
     Jan-93                    24.29         16.38
     Feb-93                    24.44         16.38
     Mar-93                    23.48         16.38
     Apr-93                    22.92         16.38
     May-93                    22.96         16.38
     Jun-93                     22.9         16.38
     Jul-93                    22.91         16.38
     Aug-93                    24.21         16.38
     Sep-93                    23.77         16.38
     Oct-93                    24.04         16.38
     Nov-93                    22.52         16.38
     Dec-93                    22.95         16.38
     Jan-94                    22.98         16.38
     Feb-94                    21.17         16.38
     Mar-94                    20.34         16.38
     Apr-94                     20.1         16.38
     May-94                    20.16         16.38
     Jun-94                    19.77         16.38
     Jul-94                    18.63         16.38
     Aug-94                    18.91         16.38
     Sep-94                    18.32         16.38
     Oct-94                    17.51         16.38
     Nov-94                    16.56         16.38
     Dec-94                    16.98         16.38
     Jan-95                    16.05         16.38
     Feb-95                    16.22         16.38
     Mar-95                    16.47         16.38
     Apr-95                       16         16.38
     May-95                    16.45         16.38
     Jun-95                    16.77         16.38
     Jul-95                    16.61         16.38
     Aug-95                    16.18         16.38
     Sep-95                    16.85         16.38
     Oct-95                    16.18         16.38
     Nov-95                    17.86         16.38
     Dec-95                    17.41         16.38
     Jan-96                    18.29         16.38
     Feb-96                    18.57         16.38
     Mar-96                    18.94         16.38
     Apr-96                    19.16         16.38
     May-96                    19.48         16.38
     Jun-96                     19.3         16.38
     Jul-96                    18.31         16.38
     Aug-96                    18.62         16.38
     Sep-96                    19.73         16.38
     Oct-96                    19.59         16.38
     Nov-96                    21.06         16.38
     Dec-96                    20.77         16.38
     Jan-97                    20.52         16.38
     Feb-97                    20.95         16.38
     Mar-97                    19.87         16.38
     Apr-97                    20.23         16.38
     May-97                    21.45         16.38
     Jun-97                    22.44         16.38
     Jul-97                    23.99         16.38
     Aug-97                    22.74         16.38
     Sep-97                       24         16.38
     Oct-97                    22.84         16.38
     Nov-97                    24.12         16.38
     Dec-97                    24.53         16.38
     Jan-98                    25.03         16.38
     Feb-98                    26.49         16.38
     Mar-98                    27.98         16.38
     Apr-98                    26.69         16.38
     May-98                    26.15         16.38
     Jun-98                    27.27         16.38
     Jul-98                    26.94         16.38
     Aug-98                     22.9         16.38
     Sep-98                    24.35         16.38
     Oct-98                    28.07         16.38
     Nov-98                    30.31         16.38
     Dec-98                    32.15         16.38
     Jan-99                     33.9         16.38
     Feb-99                    32.64         16.38
     Mar-99                    33.92         16.38
     Apr-99                     33.9         16.38
     May-99                    32.74         16.38
     Jun-99                     34.7         16.38
     Jul-99                    31.31         16.38
     Aug-99                    31.21         16.38
     Sep-99                    30.39         16.38
     Oct-99                    30.41         16.38
     Nov-99                    30.65         16.38
     Dec-99                    32.53         16.38
     Jan-00                    29.78         16.38
     Feb-00                    28.59         16.38
     Mar-00                     31.5         16.38
     Apr-00                    29.41         16.38
     May-00                    28.82         16.38
     Jun-00                    29.31         16.38
     Jul-00                    28.94         16.38
     Aug-00                    30.35         16.38
     Sep-00                    28.64         16.38
     Oct-00                     27.5         16.38
     Nov-00                    25.42         16.38
     Dec-00                    25.39         16.38
     Jan-01                    27.96         16.38
     Feb-01                    25.32         16.38
     Mar-01                     24.1         16.38
     Apr-01                    28.14         16.38
     May-01                    28.58         16.38
     Jun-01                    28.77         16.38
     Jul-01                    33.36         16.38
     Aug-01                    31.32         16.38
     Sep-01                    34.22         16.38
     Oct-01                    42.76         16.38

P/E is stock price divided by earnings per share (for one company or, as here, an entire index). P/E indicates the value that investors have placed on a stock, or group of them. When index P/E is well above its long-term average, it shows high investor confidence about future earnings growth. It also can mean that if confidence wanes, there could be a substantial drop in stock prices.

Data source: Bloomberg L.P.

STOCK MARKETS OF SELECTED COUNTRIES

Four best-performing and four worst-performing countries in the MSCI-EAFE(R) Index during the report period

The downturn in the world economy pushed virtually all countries into negative territory, and the MSCI-EAFE Index declined by 24.9% when measured in U.S. dollars.

[BAR GRAPH]

Stock Markets of Selected Countries

New Zealand                            7.02
Australia                            -0.187
Austria                              -5.816
Ireland                              -6.986
MSCI-EAFE INDEX                      -24.93
Japan                               -32.868
Singapore                           -36.114
Sweden                              -42.309
Finland                             -43.486

The MSCI Europe, Australasia and Far East (EAFE) Index includes 19 non-U.S. countries with major stock markets. In any report period, the gap between the best and worst performers may be substantial. Similarly, a country's performance may vary widely from period to period, although it's possible for a country to perform above or below average for an extended time.

Data source: Bloomberg L.P.

INSTITUTIONAL SELECT
S&P 500 FUND

-------------------------------------------------------------------------------
[PHOTO GERI HOM PORTFOLIO MANAGER]

     "Weakness in the economy and market volatility hit large-cap stocks particularly hard during the report period."

Portfolio Manager
Geri Hom
-------------------------------------------------------------------------------
GERI HOM, a vice president of the investment adviser, has overall responsibility for the management of the fund. Prior to joining the firm in 1995, she worked for nearly 15 years in equity index management.

TICKER SYMBOL     ISLCX

[GRAPHIC]

                        INVESTMENT STYLE 1
MARKET CAP 1        VALUE     BLEND    GROWTH
LARGE                / /       /X/      / /
MEDIUM               / /       / /      / /
SMALL                / /       / /      / /

THE FUND SEEKS HIGH TOTAL RETURN BY TRACKING THE PERFORMANCE OF THE S&P 500(R) INDEX.

MANAGER'S PERSPECTIVE

VOLATILITY AND UNCERTAINTY MADE THIS ONE OF THE MOST TUMULTUOUS YEARS IN RECENT HISTORY. Consumer confidence, a key economic factor, was eroded by rising unemployment and poor market performance. Investors' concerns about stock valuations and poor corporate earnings reached across sectors and were heightened by the September 11 events.

THE FUND WAS HIT HARD BY A DECLINE IN THE TECHNOLOGY SECTOR, WHICH WAS DOWN 53% DURING THE REPORT PERIOD. As of the report date, this decline had reduced the technology sector's weight to 18% of the S&P 500 Index--it was 27% as recently as October 2000. A 33% decline in the communications sector also took a toll on fund performance. The best-performing sector was basic materials, which was up almost 7%. The fund tracked the performance of the index during the report period.

ALTHOUGH MARKET AND WORLD EVENTS ARE AT THE FOREFRONT OF INVESTORS' MINDS, WE BELIEVE A RECOVERY BEGINNING IN 2002 IS POSSIBLE. A key question is whether the Fed's rate cuts, combined with increased government spending and possible further tax cuts, will provide sufficient stimulus.

1 Source: Morningstar, Inc. This style assessment is the result of comparing the fund with the S&P 500 Index, based on P/E, P/B and median market cap. The assessment reflects the fund's portfolio as of 10/31/01, which may have changed since then and is not a precise indication of risk or performance--past, present or future.

2 "Standard & Poor's(R)," "S&P," "S&P 500(R)," "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Schwab S&P 500 Fund. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the fund.

INSTITUTIONAL SELECT S&P 500 Fund

PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS as of 10/31/01

This chart compares performance of the fund with the S&P 500(R) Index and the Morningstar Large-Cap Blend Fund category.

[1 YEAR/SINCE INCEPTION: 2/1/99 BAR CHART]

                                                     S&P         PEER GROUP
                                     FUND 1       500 INDEX      AVERAGE 2
1 Year
Pre-Tax Total Return 3               -24.95%        -24.90%       -25.26%
AFTER-TAX RETURNS: 4
  - Pre-Liquidation                  -25.27%           --         -26.44%
  - Post-Liquidation                 -15.15%           --            --

SINCE INCEPTION: 2/1/99
Pre-Tax Total Return 3                -5.61%         -5.47%        --
AFTER-TAX RETURNS: 4
  - Pre-Liquidation                   -5.88%           --          --
  - Post-Liquidation                  -4.54%           --          --




PERFORMANCE OF A $10,000 INVESTMENT

Shows performance since inception of a hypothetical $10,000 investment in the fund compared with a similar investment in the S&P 500 Index.3

[LINE CHART]
Performance

                                       Fund      S&P 500 Index
                       2/1/99          10000          10000
                      2/28/99           9680           9689
                      3/31/99          10070          10077
                      4/30/99          10460          10467
                      5/31/99          10200          10220
                      6/30/99          10770          10787
                      7/31/99          10440          10450
                      8/31/99          10380          10398
                      9/30/99          10100          10113
                     10/31/99          10740          10753
                     11/30/99          10950          10972
                     12/31/99          11602          11618
                      1/31/00          11016          11035
                      2/29/00          10804          10826
                      3/31/00          11864          11885
                      4/30/00          11501          11527
                      5/31/00          11259          11291
                      6/30/00          11541          11569
                      7/31/00          11360          11389
                      8/31/00          12066          12096
                      9/30/00          11420          11458
                     10/31/00          11370          11410
                     11/30/00          10481          10510
                     12/31/00          10534          10562
                      1/31/01          10901          10937
                      2/28/01           9911           9939
                      3/31/01           9278           9309
                      4/30/01          10003          10033
                      5/31/01          10064          10100
                      6/30/01           9819           9854
                      7/31/01           9717           9758
                      8/31/01           9115           9147
                      9/30/01           8380           8408
                     10/31/01           8533           8569

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal value changes, and when you sell your shares, they may be worth more or less than what you paid for them. All performance figures do not indicate future results.

1 Fund returns reflect expense reductions by the fund's investment adviser
(CSIM) and Schwab. Without these reductions, the fund's returns would have been lower.

2 Source: Morningstar, Inc. As of 10/31/01, the total number of funds in the Large-Cap Blend Fund category for the one-year period was 1,172.

3 The pre-tax total return and the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes or the alternative minimum tax. Actual returns depend on an investor's situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax deferred arrangements.

Pre-liquidation after-tax returns reflect the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized upon the sale of shares.

 FUND FACTS

 TOP TEN HOLDINGS 1 as of 10/31/01

   1 GENERAL ELECTRIC CO.                     3.7%
   2 MICROSOFT CORP.                          3.2%
   3 EXXON MOBIL CORP.                        2.8%
   4 PFIZER, INC.                             2.7%
   5 WAL-MART STORES, INC.                    2.4%
   6 CITIGROUP, INC.                          2.4%
   7 AMERICAN INTERNATIONAL GROUP, INC.       2.1%
   8 INTERNATIONAL BUSINESS MACHINES CORP.    1.9%
   9 JOHNSON & JOHNSON                        1.8%
  10 INTEL CORP.                              1.7%
  ------------------------------------------------
  TOTAL PERCENTAGE OF INVESTMENTS            24.7%

STATISTICS as of 10/31/01

                                        PEER GROUP
                               FUND      AVERAGE 2
--------------------------------------------------
Number of Holdings                504     $   215
--------------------------------------------------
Median Market Cap ($ Mil)     $51,853     $48,218
--------------------------------------------------
Price/Earnings (P/E) Ratio       28.0        27.9
--------------------------------------------------
Price/Book (P/B) Ratio            5.2         5.2
--------------------------------------------------
12-Month Yield                   1.33%       0.49%
--------------------------------------------------
Portfolio Turnover Rate            13%         98%
--------------------------------------------------
Three-Year Beta 3                  --          --
--------------------------------------------------

EXPENSE RATIO as of 10/31/01

[LINE GRAPH]

                 PEER GROUP
FUND               AVERAGE
0.15% 4            1.22%  2

1 This list is not a recommendation of any security by the investment adviser. Portfolio holdings may have changed since the report date.

2 Source: Morningstar, Inc. As of 10/31/01, there were 1,258 funds in the Large-Cap Blend Fund category.

3 Not available until the fund has sufficient performance to report.

4 Guaranteed by Schwab and the investment adviser through 12/31/05 (excluding interest, taxes, and certain non-routine expenses).

5 Source: Standard & Poor's(R), a division of McGraw-Hill companies.

INDEX COMPOSITION BY INDUSTRY 5

These charts show the size of the ten largest industries in the S&P 500 Index. As the charts show, the total portion represented by these industries and their relative weightings have changed over the past five years.

[PIE CHART]

AS OF 10/31/01
------------------------------------------------
1        15.0%         Drugs & Medicine
2         9.7%         Business Machines
3         7.0%         Miscellaneous Finance
4         6.6%         Retail
5         6.3%         Banks
6         5.9%         Electronics
7         5.7%         Telephone
8         5.1%         Producer Goods
9         4.9%         International Oil
10        4.5%         Insurance
         29.3%         Other




[PIE CHART]

AS OF 10/31/00
------------------------------------------------

1        14.8%         Business Machines
2        12.0%         Drugs & Medicine
3         9.8%         Electronics
4         6.8%         Miscellaneous Finance
5         6.3%         Telephone
6         5.6%         Producer Goods
7         5.2%         Retail
8         5.1%         Banks
9         4.7%         Business Services
10        4.2%         International Oil
         25.5%         Other

[PIE CHART]

AS OF 10/31/96
------------------------------------------------

1        10.4%         Drugs & Medicine
2         7.9%         Banks
3         6.6%         International Oil
4         6.5%         Food & Agriculture
5         6.5%         Business Machines
6         6.3%         Telephone
7         5.7%         Producer Goods
8         5.2%         Electronics
9         4.8%         Retail
10        4.0%         Energy & Utilities
         36.1%         Other

INSTITUTIONAL SELECT S&P 500 FUND -- FINANCIALS

FINANCIAL TABLES

These pages provide additional data on the fund's performance, portfolio holdings, expenses and business operations. These figures have been audited by PricewaterhouseCoopers LLP.

Two other sections of this report provide context for the data in these financials. The FINANCIAL NOTES section contains information about the fund's business structure, accounting practices and other matters, completing the data given in these tables.

FINANCIAL HIGHLIGHTS

                                                        11/1/00-         11/1/99-       2/1/99 1-
                                                        10/31/01         10/31/00       10/31/99
--------------------------------------------------------------------------------------------------
 PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------
 Net asset value at beginning of period                   11.26          10.74          10.00
                                                        ------------------------------------------
 Income or loss from investment operations:
     Net investment income                                 0.12           0.11           0.07
     Net realized and unrealized gains or losses          (2.91)          0.52           0.67
                                                        ------------------------------------------
     Total income or loss from investment
      operations                                          (2.79)          0.63           0.74
 Less distributions:
     Dividends from net investment income                 (0.11)         (0.09)           --
     Distributions from net realized gains                  --           (0.02)           --
                                                        ------------------------------------------
     Total distributions                                  (0.11)         (0.11)           --
                                                        ------------------------------------------
 Net asset value at end of period                          8.36          11.26          10.74
                                                        ==========================================
 Total return (%)                                        (24.95)          5.86           7.40 2

 RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------
 Ratio of net operating expenses to
  average net assets                                       0.15           0.15 4         0.13 3
 Expense reductions reflected in above ratio               0.22           0.22           0.42 3
 Ratio of net investment income to
  average net assets                                       1.14           1.06           1.37 3
 Portfolio turnover rate                                     13              6              1
 Net assets, end of period ($ x 1,000,000)                  261            382            238

1 Commencement of operations.

2 Not annualized.

3 Annualized.

4 Would have been 0.16% if certain non-routine expenses (proxy fees) had been included.

See the Financial Notes, which are integral to this information.

PORTFOLIO HOLDINGS
As of October 31, 2001


This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1)  Top ten holding
 +   New holding (since 10/31/00)
 o   Non-income producing security
 *   American Depositary Receipt
 =   Collateral for open futures contracts
 /   Issuer is related to the fund's adviser
 !   Security is valued at fair value (see Accounting Policies)

The pie chart below shows the fund's major asset categories and the market value and cost of the securities in each category.

ALL DOLLAR VALUES ARE IN THOUSANDS.


[PIE CHART]

99.8%       COMMON STOCK
            Market Value: $259,684
            Cost: $310,589

0.2%        SHORT TERM INVESTMENT
            Market Value: $485
            Cost: $485

0.0%        U.S. TREASURY OBLIGATIONS
            Market Value: $120
            Cost: $120
---------------------------------------
100.0%      TOTAL INVESTMENTS
            Market Value: $260,289
            Cost: $311,194


COMMON STOCK 99.8% of investments

                                                                      MKT. VALUE
    SECURITY AND NUMBER OF SHARES                                    ($ x 1,000)
    AEROSPACE / DEFENSE  1.3%
    ----------------------------------------------------------------------------
    Boeing Co.    23,500                                                     766
    Crane Co.    1,500                                                        31
    General Dynamics Corp.    5,400                                          441
    Goodrich Corp.    2,800                                                   60
    Lockheed Martin Corp.    11,700                                          571
    Northrop Grumman Corp.    2,300                                          230
    Raytheon Co.    9,600                                                    310
    Rockwell Collins, Inc.    5,000                                           67
    Rockwell International Corp.    5,000                                     69
    Textron, Inc.    3,900                                                   123
    United Technologies Corp.    12,700                                      684
                                                                          ------
                                                                           3,352
    AIR TRANSPORTATION  0.3%
    ----------------------------------------------------------------------------
   oAMR Corp.    4,200                                                        76
    Delta Air Lines, Inc.    3,200                                            73
   oFedEx Corp.    8,400                                                     345
    Southwest Airlines Co.    20,550                                         327
   oU.S. Airways Group, Inc.    2,000                                          9
                                                                          ------
                                                                             830

    ALCOHOLIC BEVERAGES  0.5%
    ----------------------------------------------------------------------------
    Adolph Coors Co., Class B    1,000                                        50
    Anheuser-Busch Cos., Inc.    24,200                                    1,008
    Brown-Forman Corp., Class B    2,000                                     119
                                                                          ------
                                                                           1,177
    APPAREL  0.2%
    ----------------------------------------------------------------------------
    Liz Claiborne, Inc.    1,500                                              68
    Nike, Inc., Class B    7,300                                             360
   oReebok International Ltd.    1,500                                        31
    VF Corp.    3,100                                                        103
                                                                          ------
                                                                             562
    AUTOMOTIVE PRODUCTS / MOTOR VEHICLES  1.1%
    ----------------------------------------------------------------------------
    Cooper Tire & Rubber Co.    1,800                                         24
    Cummins, Inc.    1,200                                                    38
    Dana Corp.    4,200                                                       45
    Danaher Corp.    4,000                                                   223
    Delphi Automotive Systems Corp.    15,049                                175
    Eaton Corp.    1,900                                                     124
    Ford Motor Co.    49,411                                                 793
    General Motors Corp.    14,775                                           610
    Genuine Parts Co.    4,700                                               153
    Goodyear Tire & Rubber Co.    4,300                                       80
    Harley-Davidson, Inc.    8,100                                           367
   oNavistar International Corp.    1,700                                     51
    TRW, Inc.    3,200                                                       108
    Visteon Corp.    3,669                                                    44
                                                                          ------
                                                                           2,835
    BANKS  6.3%
    ----------------------------------------------------------------------------
    AmSouth Bancorp.    10,000                                               173
    Bank of America Corp.    43,300                                        2,554
    Bank of New York Co., Inc.    19,800                                     673
    Bank One Corp.    31,400                                               1,042


See the Financial Notes, which are integral to this information.

INSTITUTIONAL SELECT S&P 500 FUND - FINANCIALS


PORTFOLIO HOLDINGS Continued
As of October 31, 2001


                                                                      MKT. VALUE
    SECURITY AND NUMBER OF SHARES                                    ($ x 1,000)
    BB&T Corp.    11,800                                                     379
    Comerica, Inc.    4,900                                                  226
    Fifth Third Bancorp.    15,469                                           873
    FleetBoston Financial Corp.    29,233                                    961
    Golden West Financial Corp.    4,200                                     204
    Huntington Bancshares, Inc.    6,683                                     103
    J.P. Morgan Chase & Co.    53,540                                      1,893
    KeyCorp., Inc.    11,400                                                 242
    Mellon Financial Corp.    12,800                                         430
    National City Corp.    16,200                                            428
    Northern Trust Corp.    5,900                                            298
    PNC Financial Services Group, Inc.    7,800                              428
    Providian Financial Corp.    7,900                                        31
    Regions Financial Corp.    6,300                                         170
    SouthTrust Corp.    9,400                                                213
    State Street Corp.    8,700                                              396
    SunTrust Banks, Inc.    7,800                                            467
    Synovus Financial Corp.    7,800                                         180
    U.S. Bancorp.    51,407                                                  914
    Union Planters Corp.    3,600                                            146
    Wachovia Corp.    37,800                                               1,081
  !oWachovia Corp. -- Contra Shares    5,800                                   3
    Wells Fargo & Co.    46,313                                            1,829
   +Zions Bancorp.    2,400                                                  115
                                                                        --------
                                                                          16,452

    BUSINESS MACHINES & SOFTWARE  9.7%
    ----------------------------------------------------------------------------
    Adobe Systems, Inc.    6,400                                             169
   oApple Computer, Inc.    9,400                                            165
    Autodesk, Inc.    1,500                                                   50
   oBMC Software, Inc.    6,700                                              101
   oCisco Systems, Inc.    197,700                                         3,345
    Compaq Computer Corp.    45,600                                          399
   oCompuware Corp.    9,800                                                 101
   oComverse Technology, Inc.    4,900                                        92
   oDell Computer Corp.    70,200                                          1,683
    EMC Corp.    59,524                                                      733
   oGateway, Inc.    9,200                                                    52
    Hewlett-Packard Co.    52,400                                            882
 (8)International Business Machines
    Corp.    46,800                                                        5,058
   oLexmark International, Inc., Class     3,500                             157
o(2)Microsoft Corp.    145,100                                             8,438
   oNCR Corp.    2,600                                                        92
   oNetwork Appliance, Inc.    8,900                                         118
   oNovell, Inc.    10,100                                                    36
   oNovellus Systems, Inc.    3,950                                          130
   oOracle Corp.    151,600                                                2,056
    Pitney Bowes, Inc.    6,600                                              242
   oSun Microsystems, Inc.    87,900                                         892
   oUnisys Corp.    8,900                                                     79
    Xerox Corp.    18,700                                                    131
                                                                        --------
                                                                          25,201
    BUSINESS SERVICES  4.0%
    ----------------------------------------------------------------------------
   oAllied Waste Industries, Inc.    5,400                                    54
    Automatic Data Processing, Inc.    16,800                                868
   oCendant Corp.    26,170                                                  339
   +Cintas Corp.    4,520                                                    183
   oCitrix Systems, Inc.    5,100                                            119
    Computer Associates
    International, Inc.    15,500                                            479
   oComputer Sciences Corp.    4,600                                         165
  o+Concord EFS, Inc.    13,000                                              356
   oConvergys Corp.    4,825                                                 136
    Deluxe Corp.    2,000                                                     70
    Electronic Data Systems Corp.    12,600                                  811
    Equifax, Inc.    3,900                                                    87
    First Data Corp.    10,500                                               709
  o+Fiserv, Inc.    4,950                                                    184
    H&R Block, Inc.    4,900                                                 167
    IMS Health, Inc.    7,900                                                169
    Interpublic Group of Cos., Inc.    10,100                                227
  o+Intuit, Inc.    5,683                                                    229
   oMercury Interactive Corp.    2,300                                        55
    National Service Industries, Inc.    1,000                                18
    Omnicom Group, Inc.    4,900                                             376
   oParametric Technology Corp.    7,500                                      53
    Paychex, Inc.    10,025                                                  321
   oPeopleSoft, Inc.    7,900                                                235
  o+QLogic Corp.    2,613                                                    103
  o+Robert Half International, Inc.    4,600                                  95
   oSapient Corp.    3,400                                                    15
   oSiebel Systems, Inc.    12,200                                           199
    Stilwell Financial, Inc.    5,900                                        119

    See the Financial Notes, which are integral to this information.

                                                                      MKT. VALUE
    SECURITY AND NUMBER OF SHARES                                    ($ x 1,000)
  o+TMP Worldwide, Inc.    2,961                                              88
    Tyco International Ltd.    52,276                                      2,569
   oVeritas Software Corp.    10,700                                         304
    Waste Management, Inc.    16,800                                         412
   oYahoo!, Inc.    15,200                                                   165
                                                                         -------
                                                                          10,479
    CHEMICAL  1.2%
    ----------------------------------------------------------------------------
    Air Products & Chemicals, Inc.    6,200                                  248
    Dow Chemical Co.    24,160                                               803
    E.I. du Pont de Nemours & Co.    28,082                                1,123
    Eastman Chemical Co.    2,100                                             72
    Ecolab, Inc.    3,400                                                    120
    Great Lakes Chemical Corp.    1,400                                       30
   oHercules, Inc.    3,200                                                   24
    PPG Industries, Inc.    4,500                                            220
    Praxair, Inc.    4,400                                                   208
    Rohm & Haas Co.    5,863                                                 190
    Sherwin-Williams Co.    4,500                                            110
    Sigma-Aldrich Corp.    2,100                                              79
                                                                         -------
                                                                           3,227
    CONSTRUCTION  0.3%
    ----------------------------------------------------------------------------
    Centex Corp.    1,600                                                     61
   +Fluor Corp.    2,100                                                      78
    KB Home Corp.    1,400                                                    41
    Masco Corp.    12,400                                                    246
   oMcDermott International, Inc.    1,900                                    20
    Pulte Homes, Inc.    1,600                                                52
    The Stanley Works    2,200                                                84
    Vulcan Materials Co.    2,900                                            121
                                                                         -------
                                                                             703
    CONSUMER: DURABLE  0.1%
    ----------------------------------------------------------------------------
    Black & Decker Corp.    2,100                                             69
    Leggett & Platt, Inc.    5,200                                           113
    Maytag Corp.    2,000                                                     56
    Whirlpool Corp.    1,700                                                 100
                                                                         -------
                                                                             338
    CONSUMER: NONDURABLE  0.9%
    ----------------------------------------------------------------------------
    American Greetings Corp., Class A    1,900                                27
    Darden Restaurants, Inc.    3,200                                        102
    Fortune Brands, Inc.    4,100                                            151
    Hasbro, Inc.    4,800                                                     80
  o+International Game Technology    2,100                                   107
   oMattel, Inc.    11,500                                                   218
    McDonald's Corp.    34,900                                               910
    Newell Rubbermaid, Inc.    7,167                                         198
   oStarbucks Corp.    10,640                                                182
   oTricon Global Restaurants, Inc.    3,900                                 197
    Tupperware Corp.    1,600                                                 33
    Wendy's International, Inc.    3,200                                      84
                                                                         -------
                                                                           2,289
    CONTAINERS  0.1%
    ----------------------------------------------------------------------------
    Ball Corp.    800                                                         49
    Bemis Co., Inc.    1,400                                                  61
   oPactiv Corp.    4,400                                                     71
   oSealed Air Corp.    2,300                                                 92
                                                                         -------
                                                                             273
    ELECTRONICS  5.6%
    ----------------------------------------------------------------------------
   oADC Telecommunications, Inc.    21,800                                    99
   oAdvanced Micro Devices, Inc.    9,200                                     91
   oAgilent Technologies, Inc.    12,284                                     274
   oAltera Corp.    10,420                                                   210
   oAmerican Power Conversion
    Corp.    5,150                                                            66
   oAnalog Devices, Inc.    9,700                                            369
   oAndrew Corp.    2,100                                                     38
    Applied Biosystems Group --
    Applera Corp.    5,600                                                   163
   oApplied Materials, Inc.    21,900                                        747
   oBroadcom Corp., Class A    7,000                                         241
  o+CIENA Corp.    8,700                                                     141
   oConexant Systems, Inc.    6,900                                           70
(10)Intel Corp.    181,600                                                 4,435
    ITT Industries, Inc.    2,400                                            115
   oJDS Uniphase Corp.    35,528                                             284
   oKLA-Tencor Corp.    4,900                                                200
    Linear Technology Corp.    8,500                                         330
   oLSI Logic Corp.    9,700                                                 164
    Lucent Technologies, Inc.    91,945                                      616
   oMaxim Integrated Products, Inc.    9,000                                 412
   oMicron Technology, Inc.    16,100                                        366
    Molex, Inc.    5,200                                                     150
    Moody's Corp.    4,400                                                   153
    Motorola, Inc.    59,326                                                 971

        See the Financial Notes, which are integral to this information.

INSTITUTIONAL SELECT S&P 500 FUND - FINANCIALS

PORTFOLIO HOLDINGS Continued
As of October 31, 2001

                                                                      MKT. VALUE
    SECURITY AND NUMBER OF SHARES                                    ($ x 1,000)
   oNational Semiconductor Corp.    4,700                                    122
    PerkinElmer, Inc.    2,800                                                75
   oPower-One, Inc.    2,300                                                  18
   oQualcomm, Inc.    20,400                                               1,002
   oSanmina Corp.    8,600                                                   130
    Scientific-Atlanta, Inc.    4,400                                         92
   oSolectron Corp.    17,600                                                216
   +Symbol Technologies, Inc.    6,336                                        81
   oTektronix, Inc.    2,500                                                  49
   oTellabs, Inc.    11,000                                                  150
   oTeradyne, Inc.    4,600                                                  106
    Texas Instruments, Inc.    46,800                                      1,310
   oThermo Electron Corp.    5,000                                           106
    Thomas & Betts Corp.    1,500                                             27
  o+Univision Communications, Inc.,
    Class A    5,594                                                         140
  o+Vitesse Semiconductor Corp.    5,151                                      49
   oXilinx, Inc.    8,900                                                    271
                                                                         -------
                                                                          14,649
    ENERGY: RAW MATERIALS  1.1%
    ----------------------------------------------------------------------------
    Anadarko Petroleum Corp.    6,621                                        378
    Apache Corp.    3,400                                                    175
    Baker Hughes, Inc.    9,000                                              322
    Burlington Resources, Inc.    5,600                                      209
    Devon Energy Corp.    3,600                                              138
   +EOG Resources, Inc.    3,222                                             114
    Halliburton Co.    11,500                                                284
   oNabors Industries, Inc.    4,100                                         126
  o+Noble Drilling Corp.    3,800                                            116
    Occidental Petroleum Corp.    10,200                                     258
   oRowan Cos., Inc.    2,800                                                 47
    Schlumberger Ltd.    15,400                                              746
                                                                         -------
                                                                           2,913
    FOOD & AGRICULTURE  4.0%
    ----------------------------------------------------------------------------
    Archer-Daniels-Midland Co.    17,848                                     249
    Campbell Soup Co.    11,000                                              311
    Coca-Cola Co.    67,200                                                3,218
    Coca-Cola Enterprises, Inc.    12,000                                    220
    ConAgra Foods, Inc.    14,500                                            332
    General Mills, Inc.    7,600                                             349
    H.J. Heinz Co.    9,400                                                  399
    Hershey Foods Corp.    3,600                                             229
    Kellogg Co.    10,900                                                    332
   +The Pepsi Bottling Group, Inc.    3,990                                  185
    PepsiCo, Inc.    47,680                                                2,322
    Ralston Purina Co.    8,300                                              272
    Sara Lee Corp.    21,200                                                 473
    Supervalu, Inc.    3,800                                                  81
    Sysco Corp.    18,100                                                    436
   *Unilever NV    15,342                                                    797
    Wm. Wrigley Jr. Co.    6,100                                             305
                                                                         -------
                                                                          10,510
    GOLD  0.2%
    ----------------------------------------------------------------------------
    Barrick Gold Corp.    10,600                                             165
    Homestake Mining Co.    7,400                                             61
    Newmont Mining Corp.    5,400                                            125
    Placer Dome, Inc.    9,000                                               103
                                                                         -------
                                                                             454
    HEALTHCARE / DRUGS & MEDICINE  15.0%
    ----------------------------------------------------------------------------
    Abbott Laboratories    41,800                                          2,215
    Allergan, Inc.    3,500                                                  251
    American Home Products Corp.    35,500                                 1,982
   oAmerisourceBergen Corp.    2,700                                         172
   oAmgen, Inc.    28,100                                                  1,597
    Bausch & Lomb, Inc.    1,300                                              42
    Baxter International, Inc.    16,000                                     774
    Becton, Dickinson & Co.    6,900                                         247
   oBiogen, Inc.    4,100                                                    225
    Biomet, Inc.    7,200                                                    220
   oBoston Scientific Corp.    10,800                                        246
    Bristol-Myers Squibb Co.    52,500                                     2,806
    C.R. Bard, Inc.    1,300                                                  71
    Cardinal Health, Inc.    11,900                                          799
  o+Chiron Corp.    5,200                                                    280
    Eli Lilly & Co.    30,300                                              2,318
  o+Forest Laboratories, Inc., Class A    4,700                              350
   oGuidant Corp.    8,200                                                   340
    HCA, INC.    14,400                                                      571
   oHealthSouth Corp.    10,500                                              137
   oHumana, Inc.    4,700                                                     54


        See the Financial Notes, which are integral to this information.

                                                                      MKT. VALUE
    SECURITY AND NUMBER OF SHARES                                    ($ x 1,000)
  o+Immunex Corp.    14,400                                                  344
 (9)Johnson & Johnson    81,668                                            4,729
   oKing Pharmaceuticals, Inc.    6,233                                      243
   oManor Care, Inc.    2,900                                                 68
    McKesson Corp.    7,600                                                  281
   oMedimmune, Inc.    5,800                                                 228
    Medtronic, Inc.    32,600                                              1,314
    Merck & Co., Inc.    61,900                                            3,950
 (4)Pfizer, Inc.    170,300                                                7,136
    Pharmacia Corp.    35,127                                              1,423
   oQuintiles Transnational Corp.    3,100                                    49
    Schering-Plough Corp.    39,500                                        1,469
   oSt. Jude Medical, Inc.    2,400                                          170
   +Stryker Corp.    5,220                                                   294
   oTenet Healthcare Corp.    8,700                                          500
    UnitedHealth Group, Inc.    8,500                                        559
   oWatson Pharmaceuticals, Inc.    3,000                                    143
   oWellpoint Health Networks, Inc.    1,600                                 179
   oZimmer Holdings, Inc.    5,200                                           161
                                                                         -------
                                                                          38,937
    HOUSEHOLD PRODUCTS  1.9%
    ----------------------------------------------------------------------------
    Alberto-Culver Co., Class B    1,500                                      63
    Avon Products, Inc.    6,600                                             309
    Clorox Co.    6,200                                                      221
    Colgate-Palmolive Co.    15,100                                          869
    Gillette Co.    28,400                                                   883
    International Flavors & Fragrances,
    Inc.    2,600                                                             74
    Procter & Gamble Co.    34,900                                         2,575
                                                                         -------
                                                                           4,994
    INSURANCE  4.6%
    ----------------------------------------------------------------------------
  o+Aetna, Inc.    3,800                                                     105
    AFLAC, Inc.    14,200                                                    347
    Allstate Corp.    19,500                                                 612
   +AMBAC Financial Group, Inc.    2,833                                     136
 (7)American International Group,
    Inc.    70,700                                                         5,557
    AON Corp.    6,900                                                       262
    Chubb Corp.    4,600                                                     314
    CIGNA Corp.    4,000                                                     292
    Cincinnati Financial Corp.    4,400                                      164
    Conseco, Inc.    9,300                                                    28
    Hartford Financial Services
    Group, Inc.    6,400                                                     346
    Jefferson-Pilot Corp.    4,300                                           178
   +John Hancock Financial
    Services    8,281                                                        282
    Lincoln National Corp.    5,000                                          212
    Loews Corp.    5,300                                                     269
    Marsh & McLennan Cos., Inc.    7,300                                     706
    MBIA, Inc.    4,200                                                      193
   +Metlife, Inc.    20,157                                                  542
    MGIC Investment Corp.    2,800                                           145
    Progressive Corp.    2,000                                               277
    SAFECO Corp.    3,300                                                    102
    St. Paul Cos., Inc.    5,700                                             262
    Torchmark Corp.    3,500                                                 130
    UnumProvident Corp.    6,460                                             145
   +XL Capital Ltd., Class A    3,300                                        287
                                                                         -------
                                                                          11,893
    MEDIA  3.7%
    ----------------------------------------------------------------------------
   oAOL Time Warner, Inc.    119,600                                       3,733
   oClear Channel Communications,
    Inc.    15,795                                                           602
   oComcast Corp., Special Class A    25,500                                 914
    Dow Jones & Co., Inc.    2,400                                           108
    Gannett Co., Inc.    7,100                                               449
    Knight-Ridder, Inc.    1,900                                             107
    McGraw-Hill Cos., Inc.    5,200                                          273
    Meredith Corp.    1,500                                                   49
    New York Times Co., Class A    4,400                                     181
    R.R. Donnelley & Sons Co.    3,000                                        76
    Tribune Co.    8,000                                                     242
   oViacom, Inc., Class B    48,045                                        1,754
    The Walt Disney Co.    56,400                                          1,048
                                                                         -------
                                                                           9,536
    MISCELLANEOUS  0.1%
    ----------------------------------------------------------------------------
   oPalm, Inc.    15,980                                                      39
   oSabre Holdings Corp.    3,718                                             98
                                                                         -------
                                                                             137
    MISCELLANEOUS FINANCE  6.7%
    ----------------------------------------------------------------------------
    American Express Co.    35,700                                         1,051
    Bear Stearns Cos., Inc.    2,746                                         148


        See the Financial Notes, which are integral to this information.

INSTITUTIONAL SELECT S&P 500 FUND - FINANCIALS


PORTFOLIO HOLDINGS Continued
As of October 31, 2001

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Capital One Financial Corp.    5,600                                   231
   /  Charles Schwab Corp.    37,438                                         482
      Charter One Financial, Inc.    5,795                                   158
 (6)  Citigroup, Inc.    135,600                                           6,172
      Countrywide Credit Industries,
      Inc.    3,300                                                          132
      Fannie Mae    27,000                                                 2,186
      Franklin Resources, Inc.    7,100                                      228
      Freddie Mac    18,700                                                1,268
      Household International, Inc.    12,500                                654
      Lehman Brothers Holdings, Inc.    6,500                                406
      MBNA Corp.    23,000                                                   635
      Merrill Lynch & Co., Inc.    22,600                                    988
      Morgan Stanley Dean Witter &
      Co.    30,000                                                        1,468
      T. Rowe Price Group, Inc.    3,200                                      89
      USA Education, Inc.    4,300                                           351
      Washington Mutual, Inc.    23,700                                      715
                                                                         -------
                                                                          17,362
      NON-FERROUS METALS  0.5%
    ----------------------------------------------------------------------------
      Alcan, Inc.    8,600                                                   263
      Alcoa, Inc.    23,304                                                  752
      Engelhard Corp.    3,500                                                92
   o  Freeport-McMoran Copper & Gold, Inc.,
      Class B    4,000                                                        44
      Inco Ltd.    5,100                                                      70
      Phelps Dodge Corp.    2,060                                             60
                                                                         -------
                                                                           1,281
      OIL: DOMESTIC  0.8%
    ----------------------------------------------------------------------------
      Amerada Hess Corp.    2,400                                            141
      Ashland, Inc.    1,900                                                  76
      Conoco, Inc., Class B    16,800                                        432
      Kerr-McGee Corp.    2,673                                              154
      Phillips Petroleum Co.    10,220                                       556
      Sunoco, Inc.    2,400                                                   90
      Transocean Sedco Forex, Inc.    8,520                                  257
      Unocal Corp.    6,500                                                  209
      USX-Marathon Group, Inc.    8,300                                      229
                                                                         -------
                                                                           2,144
      OIL: INTERNATIONAL  4.9%
    ----------------------------------------------------------------------------
      ChevronTexaco Corp.    28,696                                        2,541
 (3)  Exxon Mobil Corp.    186,120                                         7,342
   *  Royal Dutch Petroleum Co.    57,900                                  2,925
                                                                         -------
                                                                          12,808
      OPTICAL & PHOTO  0.1%
    ----------------------------------------------------------------------------
      Eastman Kodak Co.    7,800                                             199

      PAPER & FOREST PRODUCTS  0.8%
    ----------------------------------------------------------------------------
      Boise Cascade Corp.    1,700                                            49
      Georgia-Pacific Group    6,086                                         169
      International Paper Co.    13,039                                      467
      Kimberly-Clark Corp.    14,300                                         794
      Louisiana-Pacific Corp.    3,000                                        22
      Mead Corp.    2,600                                                     70
      Temple-Inland, Inc.    1,400                                            70
      Westvaco Corp.    2,600                                                 64
      Weyerhaeuser Co.    5,900                                              294
      Willamette Industries, Inc.    3,100                                   145
                                                                         -------
                                                                           2,144
      PRODUCER GOODS & MANUFACTURING  5.7%
    ----------------------------------------------------------------------------
  o+  Applied Micro Circuits Corp.    8,221                                   91
      Avery Dennison Corp.    3,000                                          139
      Caterpillar, Inc.    9,400                                             420
      Cooper Industries, Inc.    2,500                                        97
      Corning, Inc.    25,100                                                202
      Deere & Co.    6,500                                                   240
      Dover Corp.    5,600                                                   185
      Emerson Electric Co.    11,500                                         564
   o  FMC Corp.    800                                                        38
=(1)  General Electric Co.    267,900                                      9,754
      Honeywell International, Inc.    21,862                                646
      Illinois Tool Works, Inc.    8,200                                     469
      Ingersoll-Rand Co.    4,600                                            172
  o+  Jabil Circuit, Inc.    5,114                                           108
      Johnson Controls, Inc.    2,300                                        166
      Millipore Corp.    1,200                                                63
      Minnesota Mining & Manufacturing
      Co.    10,600                                                        1,106
      Pall Corp.    3,400                                                     69
      Parker-Hannifin Corp.    3,300                                        118


        See the Financial Notes, which are integral to this information.

                                                                      MKT. VALUE
    SECURITY AND NUMBER OF SHARES                                    ($ x 1,000)
  o+  PMC Sierra, Inc.     4,600                                              75
      Snap-On, Inc.    1,700                                                  45
      W.W. Grainger, Inc.    2,700                                           117
                                                                         -------
                                                                          14,884
      RAILROAD & SHIPPING  0.4%
    ----------------------------------------------------------------------------
      Burlington Northern Santa Fe
      Corp.    10,500                                                        282
      CSX Corp.    5,600                                                     189
      Norfolk Southern Corp.    10,300                                       173
      Union Pacific Corp.    6,600                                           343
                                                                         -------
                                                                             987
      REAL PROPERTY  0.1%
    ----------------------------------------------------------------------------
   +  Equity Office Properties Trust    10,900                               311

      RETAIL  6.6%
    ----------------------------------------------------------------------------
      Albertson's, Inc.    10,883                                            347
   o  AutoZone, Inc.    3,200                                                187
   o  Bed, Bath & Beyond, Inc.    8,000                                      200
   o  Best Buy Co., Inc.    5,600                                            307
   o  Big Lots, Inc.    2,900                                                 21
      Circuit City Stores -- Circuit City
      Group    5,800                                                          80
   o  Costco Wholesale Corp.    12,100                                       458
      CVS Corp.    10,600                                                    253
      Dillards, Inc., Class A    2,500                                        32
      Dollar General Corp.    8,850                                          126
   +  Family Dollar Stores, Inc.    4,800                                    139
   o  Federated Department Stores,
      Inc.    5,300                                                          170
      The Gap, Inc.    23,200                                                303
      Home Depot, Inc.    63,000                                           2,408
      J.C. Penney Co., Inc.    7,100                                         154
   o  K Mart Corp.    13,100                                                  80
   o  Kohl's Corp.    8,900                                                  495
   o  Kroger Co.    21,900                                                   536
      Limited, Inc.    11,400                                                127
      Lowe's Cos., Inc.    20,700                                            706
      May Department Stores Co.    8,200                                     258
      Nordstrom, Inc.    3,800                                                54
   o  Office Depot, Inc.    8,000                                            109
      RadioShack Corp.    5,000                                              125
   o  Safeway, Inc.    13,600                                                566
      Sears, Roebuck & Co.    8,800                                          341
   o  Staples, Inc.    12,700                                                185
      Target Corp.    24,200                                                 754
      Tiffany & Co., Inc.    3,850                                            90
      TJX Cos., Inc.    7,500                                                253
   o  Toys `R' Us, Inc.    5,300                                             101
 (5)  Wal-Mart Stores, Inc.    120,600                                     6,199
      Walgreen Co.    27,400                                                 887
      Winn-Dixie Stores, Inc.    3,900                                        43
                                                                         -------
                                                                          17,094
      STEEL  0.1%
    ----------------------------------------------------------------------------
      Allegheny Technologies, Inc.    2,350                                   35
      Nucor Corp.    2,100                                                    87
      USX-U.S. Steel Group, Inc.    2,600                                     37
      Worthington Industries, Inc.    2,500                                   32
                                                                         -------
                                                                             191

      TELEPHONE  5.9%
    ----------------------------------------------------------------------------
      Alltel Corp.    8,400                                                  480
      AT&T Corp.    93,194                                                 1,421
   o  AT&T Wireless Services, Inc.    68,346                                 987
   o  Avaya, Inc.    7,595                                                    68
      BellSouth Corp.    50,600                                            1,872
      CenturyTel, Inc.    3,800                                              120
  o+  Citizens Communications Co.    7,986                                    71
  o   Nextel Communications, Inc.,
      Class A    20,600                                                      164
      Nortel Networks Corp.    86,035                                        500
  o   Qwest Communications International, Inc.    44,821                     580
      SBC Communications, Inc.    90,830                                   3,462
      Sprint Corp. (FON Group)     23,900                                    478
  o   Sprint Corp. (PCS Group) 25,300                                        564
      Verizon Communications, Inc.    73,028                               3,638
  o   WorldCom, Inc. -- WorldCom Group    77,950                           1,048
                                                                         -------
                                                                          15,453

      TOBACCO  1.1%
    ----------------------------------------------------------------------------
      Philip Morris Cos., Inc.    59,400                                   2,780
      UST, Inc.    4,400                                                     148
                                                                         -------
                                                                           2,928

      TRAVEL & RECREATION  0.3%
    ----------------------------------------------------------------------------
      Brunswick Corp.    2,400                                                43
      Carnival Corp.    15,700                                               342
  o   Harrah's Entertainment, Inc.    3,100                                   90


See the Financial Notes, which are integral to this information.

INSTITUTIONAL SELECT S&P 500 FUND - FINANCIALS


PORTFOLIO HOLDINGS Continued
As of October 31, 2001


                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Hilton Hotels Corp.    10,600                                           91
      Marriott International, Inc.,
      Class A    6,500                                                       204
   +  Starwood Hotels & Resorts Worldwide, Inc.    5,200                     115
                                                                         -------
                                                                             885
      TRUCKING & FREIGHT  0.1%
    ----------------------------------------------------------------------------
      Paccar, Inc.    2,000                                                  106
      Ryder Systems, Inc.    1,700                                            32
                                                                         -------
                                                                             138
      UTILITIES: ELECTRIC & GAS  3.5%
    ----------------------------------------------------------------------------
   o  AES Corp.    14,300                                                    198
   +  Allegheny Energy, Inc.    3,501                                        128
      Ameren Corp.    3,600                                                  144
      American Electric Power Co., Inc.    8,780                             368
  o+  Calpine Corp.    8,000                                                 198
      Cinergy Corp.    4,400                                                 133
      CMS Energy Corp.    3,700                                               80
      Consolidated Edison, Inc.    5,700                                     225
      Constellation Energy Group, Inc.    4,600                              103
      Dominion Resources, Inc.    6,691                                      409
      DTE Energy Co.    4,400                                                183
      Duke Energy Corp.    20,800                                            799
      Dynegy, Inc., Class A    8,700                                         312
      Edison International    8,700                                          124
      El Paso Corp.    13,726                                                673
      Enron Corp.    20,100                                                  279
      Entergy Corp.    5,900                                                 229
      Exelon Corp.    8,650                                                  364
      FirstEnergy Corp.    6,200                                             214
      FPL Group, Inc.    4,700                                               250
      GPU, Inc.    3,300                                                     131
      KeySpan Corp.    3,800                                                 126
   +  Kinder Morgan, Inc.    3,105                                           154
   o  Mirant Corp.    9,154                                                  238
   o  Niagara Mohawk Holdings, Inc.    4,500                                  81
      NICOR, Inc.    1,300                                                    51
      NiSource, Inc.    5,627                                                134
      Peoples Energy Corp.    1,100                                           42
      PG&E Corp.    10,400                                                   188
      Pinnacle West Capital Corp.    2,400                                   101
      PPL Corp.    4,000                                                     137
      Progress Energy, Inc.    5,826                                         246
      Public Service Enterprise Group, Inc.    5,800                         228
      Reliant Energy, Inc.    8,000                                          224
      Sempra Energy    5,585                                                 131
      Southern Co.    18,500                                                 442
   +  Teco Energy, Inc.    3,700                                              95
      TXU Corp.    6,800                                                     312
      Williams Cos., Inc.    13,800                                          398
      XCEL Energy, Inc.    9,260                                             262
                                                                         -------
                                                                           9,134


SHORT TERM INVESTMENT
0.2% of investments

    Provident Institutional
    TempFund    485,013                                                      485


U.S. TREASURY OBLIGATIONS
0.0% of investments

SECURITY                                 FACE VALUE                  MKT. VALUE
     RATE, MATURITY DATE                ($ x 1,000)                  ($ x 1,000)
=U.S. Treasury Bill
     2.13%, 12/20/01                          20                              20
=U.S. Treasury Bills
     2.11%-2.31%, 12/20/01                    20                             100
                                                                           -----
                                                                             120


--------------------------------------------------------------------------------
END OF PORTFOLIO HOLDINGS. For totals, please see the first page of holdings for this fund.


        See the Financial Notes, which are integral to this information.

Statement of
ASSETS AND LIABILITIES

As of October 31, 2001. All numbers x 1,000 except NAV.

ASSETS
----------------------------------------------------------------------------
Investments, at market value
   (including $5,907 of securities on loan)                        $ 260,289  a
Collateral held for securities on loan                                 6,283
Receivables:
   Fund shares sold                                                      187
   Interest                                                                1
   Dividends                                                             222
   Investments sold                                                      279
   Income from lending securities                                          2
Prepaid expenses                                              +            5
                                                              --------------
TOTAL ASSETS                                                         267,268

LIABILITIES
----------------------------------------------------------------------------
Collateral held for securities on loan                                 6,283
Payables:
  Fund shares redeemed                                                   357
  Investment adviser and administrator fees                               57
Accrued expenses                                              +           34
                                                              --------------
TOTAL LIABILITIES                                                      6,731

NET ASSETS
----------------------------------------------------------------------------
TOTAL ASSETS                                                         267,268
TOTAL LIABILITIES                                             -        6,731
                                                              --------------
NET ASSETS                                                         $ 260,537

NET ASSETS BY SOURCE

Capital received from investors                                      333,724
Net investment income not yet distributed                              2,863
Net realized capital losses                                          (25,137)
Net unrealized capital losses                                        (50,913) b

NET ASSET VALUE (NAV)

                SHARES
NET ASSETS  /   OUTSTANDING    =    NAV
$260,537        31,155              $8.36

a The fund paid $311,194 for these securities. Not counting short-term obligations and government securities, the fund paid $40,373 for securities during the report period, and received $65,813 from securities it sold or that matured. This includes $6 in transactions with other SchwabFunds.(R)

b These derive from investments and futures. As of the report date, the fund had one open S&P 500 futures contracts due to expire on December 21, 2001, with a contract value of $265 and unrealized losses of $8.

FEDERAL TAX DATA
----------------------------------------------------------------------------
COST BASIS OF PORTFOLIO                                             $317,928
NET UNREALIZED GAINS AND LOSSES:
Gains                                                                $24,248
Losses                                                        +      (81,895)
                                                              --------------
                                                                    ($57,647)
UNUSED CAPITAL LOSSES:
Expires 10/31 of:                                                Loss Amount
   2008                                                                 $465
   2009                                                               17,946



See the Financial Notes, which are integral to this information.

INSTITUTIONAL SELECT S&P 500 FUND -- FINANCIALS


Statement of
OPERATIONS
For November 1, 2000 through October 31, 2001.  All numbers x 1,000.

INVESTMENT INCOME
----------------------------------------------------------------------------
Dividends                                                           $  3,988  a
Interest                                                                  58
Lending of securities                                         +           13
                                                              --------------
TOTAL INVESTMENT INCOME                                                4,059

NET REALIZED GAINS AND LOSSES
----------------------------------------------------------------------------
Net realized losses on investments sold                              (21,523)
Net realized losses on futures contracts                      +         (430)
                                                              --------------
NET REALIZED LOSSES                                                  (21,953)

NET UNREALIZED GAINS AND LOSSES
----------------------------------------------------------------------------
Net unrealized losses on investments                                 (74,337)
Net unrealized gains on futures contracts                     +           29
                                                              --------------
NET UNREALIZED LOSSES                                                (74,308)

EXPENSES
----------------------------------------------------------------------------
Investment adviser and administrator fees                                565  b
Transfer agent and shareholder service fees                              314  c
Trustees' fees                                                             9  d
Custodian fees                                                            58
Portfolio accounting fees                                                 43
Professional fees                                                         23
Registration fees                                                         43
Shareholder reports                                                       64
Interest expense                                                           6
Other expenses                                                +           25
                                                              --------------
Total expenses                                                         1,150
Expense reduction                                             -          674  e
                                                              --------------
NET EXPENSES                                                             476

DECREASE IN NET ASSETS FROM OPERATIONS
----------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                4,059
NET EXPENSES                                                  -          476
                                                              --------------
NET INVESTMENT INCOME                                                  3,583
NET REALIZED LOSSES                                                  (21,953) f
NET UNREALIZED LOSSES                                         +      (74,308) f
                                                              --------------
DECREASE IN NET ASSETS FROM OPERATIONS                              $(92,678)

a        An additional $18 was withheld for foreign taxes.

b Calculated as a percentage of average daily net assets: 0.18% of the first $1 billion and 0.15% of assets beyond that.

c Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.05% of the fund's assets.

d        For the fund's independent trustees only.

e Includes $516 from the investment adviser (CSIM) and $158 from the transfer agent and shareholder service agent (Schwab). These reductions reflect a guarantee by CSIM and Schwab to limit the operating expenses of this fund through at least December 31, 2005, to 0.15% of average daily net assets. This limit does not include interest, taxes and certain non-routine expenses.

f        These add up to a net loss on investments of $96,261.



See the Financial Notes, which are integral to this information.

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods.  All numbers x 1,000.

OPERATIONS
-----------------------------------------------------------------------------

                                       11/1/00 - 10/31/01  11/1/99 - 10/31/00
Net investment income                              $3,583              $3,512
Net realized losses                               (21,953)             (3,039)
Net unrealized gains or losses         +          (74,308)             13,095
                                       --------------------------------------
INCREASE OR DECREASE IN NET ASSETS
FROM OPERATIONS                                   (92,678)             13,568

DISTRIBUTIONS PAID
-----------------------------------------------------------------------------
Dividends from net investment income                3,687               2,118  a
Distributions from net capital gains   +               --                 454
                                       --------------------------------------
TOTAL DIVIDENDS AND DISTRIBUTIONS PAID             $3,687              $2,572

TRANSACTIONS IN FUND SHARES
-----------------------------------------------------------------------------

                              11/1/00 - 10/31/01         11/1/99 - 10/31/00
                            QUANTITY         VALUE     QUANTITY         VALUE
Shares sold                   12,005      $115,457       18,781      $211,355
Shares reinvested                290         2,977          193         2,148
Shares redeemed           +  (15,027)     (143,259)      (7,297)      (81,248) b
                          ---------------------------------------------------
NET INCREASE OR DECREASE      (2,732)     ($24,825)      11,677      $132,255

SHARES OUTSTANDING AND NET ASSETS
-----------------------------------------------------------------------------

                              11/1/00 - 10/31/01         11/1/99 - 10/31/00
                            SHARES      NET ASSETS     SHARES      NET ASSETS
Beginning of period           33,887      $381,727       22,210      $238,476
Total increase
   or decrease            +   (2,732)     (121,190)      11,677       143,251  c
                          ---------------------------------------------------
END OF PERIOD                 31,155      $260,537       33,887      $381,727  d

         UNAUDITED

a For corporations, 100% of the fund's dividends for the current report period qualify for the dividends-received deduction.

b Dollar amounts are net of proceeds received from early withdrawal fees that the fund charges on shares sold 180 days or less after buying them.

         CURRENT PERIOD           $20
         PRIOR PERIOD             $23

c Figures for shares represent the net changes in shares from the transactions described above. Figures for net assets represent the changes in net assets from operations plus the changes from transactions in fund shares, minus distributions paid.

d Includes net investment income not yet distributed in the amount of $2,863 and $2,967 at the end of the current period and the prior period, respectively.



See the Financial Notes, which are integral to this information.

INSTITUTIONAL SELECT
LARGE CAP VALUE
INDEX FUND

[PHOTO OF GERI HOM AND LARRY MANO]

         "Large-cap stocks were hit hard during the report period. However, large-cap value stocks fared much better than their growth counterparts."

                  Portfolio Managers
                  Geri Hom and
                  Larry Mano

GERI HOM, a vice president of the investment adviser, has overall responsibility for the management of the fund. Prior to joining the firm in 1995, she worked for nearly 15 years in equity index management.

LARRY MANO, director and portfolio manager, has day-to-day portfolio management responsibilities for the fund. Prior to joining the firm in 1998, he worked for 20 years in equity index management.

TICKER SYMBOL                 ISLVX

[GRAPHIC]

                      INVESTMENT STYLE 1
MARKET CAP 1      VALUE     BLEND     GROWTH
LARGE              /X/       / /       / /
MEDIUM             / /       / /       / /
SMALL              / /       / /       / /

THE FUND SEEKS HIGH TOTAL RETURN BY TRACKING THE PERFORMANCE OF THE S&P 500/BARRA VALUE INDEX. 2


MANAGER'S PERSPECTIVE

VOLATILITY AND UNCERTAINTY MADE THIS ONE OF THE MOST TUMULTUOUS YEARS IN RECENT HISTORY. Consumer confidence, a key economic factor, was eroded by rising unemployment and poor market performance. Investors' concerns about stock valuations and poor corporate earnings reached across sectors and were heightened by the September 11 events.

LARGE-CAP VALUE STOCKS FARED MUCH BETTER THAN THEIR GROWTH COUNTERPARTS, ALTHOUGH THEY LAGGED THE MID-CAP AND SMALL-CAP VALUE STYLES. During the period the S&P 500/Barra Value Index return was -18.42%, whereas the S&P 500 Index return posted a -24.90% return. The difference is attributable to the fund's focus on stocks with lower volatility, higher dividend yields and lower price-to-earnings ratios. All sectors represented in the fund, except material and services, posted negative returns. However, smaller-cap holdings helped to offset poor returns posted by other stocks.

ALTHOUGH MARKET AND WORLD EVENTS ARE AT THE FOREFRONT OF INVESTORS' MINDS, WE BELIEVE A RECOVERY BEGINNING IN 2002 IS POSSIBLE. A key question is whether the Fed's rate cuts, combined with increased government spending and possible further tax cuts, will provide sufficient stimulus.


1 Source: Morningstar, Inc. This style assessment is the result of comparing the fund with the S&P 500 Index based on P/E, P/B and median market cap. The assessment reflects the fund's portfolio as of 10/31/01, which may have changed since then, and is not a precise indication of risk or performance -- past, present or future.

2 "Standard &Poor's"(R), "S&P"(R), "S&P 500"(R), "Standard & Poor's 500", "500" and "S&P 600/BARRA Value Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the fund. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the fund.

INSTITUTIONAL SELECT LARGE-CAP VALUE INDEX FUND


PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS as of 10/31/01

This chart compares performance of the fund with the S&P 500/Barra Value Index and the Morningstar Large-Cap Value Fund category.

[BAR CHART]

                                                          PEER
                                          S&P 500/BARRA   GROUP
                                  FUND 1   VALUE INDEX   AVERAGE
1 Year
Pre-Tax Total Return 3           (18.53%)   (18.42%)     (12.03%)
AFTER-TAX RETURNS: 4
  - Pre-Liquidation              (19.44%)       --       (13.36%)
  - Post-Liquidation             (10.65%)       --           --

SINCE INCEPTION: 2/1/99
Pre-Tax Total Return 3           (1.75%)    (1.53%)       --
AFTER-TAX RETURNS: 4
  - Pre-Liquidation              (2.46%)       --         --
  - Post-Liquidation             (1.55%)       --         --


PERFORMANCE OF A $10,000 INVESTMENT

Shows performance since inception of a hypothetical $10,000 investment in the fund, compared with a similar investment in the S&P 500/Barra Value Index. 3

[LINE GRAPH]

                 FUND             S&P 500/BARRA VALUE INDEX
  2/1/99          10,000                   10,000
 2/28/99           9,780                    9,785
 3/31/99          10,080                   10,081
 4/30/99          10,930                   10,950
 5/31/99          10,730                   10,756
 6/30/99          11,140                   11,169
 7/31/99          10,790                   10,826
 8/31/99          10,520                   10,553
 9/30/99          10,110                   10,140
10/31/99          10,680                   10,712
11/30/99          10,620                   10,649
12/31/99          11,008                   11,049
 1/31/00          10,650                   10,698
 2/29/00           9,996                   10,030
 3/31/00          11,039                   11,076
 4/30/00          10,957                   11,001
 5/31/00          10,988                   11,036
 6/30/00          10,548                   10,600
 7/31/00          10,763                   10,812
 8/31/00          11,489                   11,537
 9/30/00          11,478                   11,535
10/31/00          11,693                   11,751
11/30/00          11,090                   11,149
12/31/00          11,662                   11,723
 1/31/01          12,154                   12,218
 2/28/01          11,342                   11,408
 3/31/01          10,894                   10,957
 4/30/01          11,630                   11,700
 5/30/01          11,748                   11,823
 6/30/01          11,363                   11,440
 7/31/01          11,171                   11,242
 8/31/01          10,520                   10,592
 9/30/01           9,526                    9,586
10/31/01           9,526                    9,586

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal value changes, and when you sell your shares, they may be worth more or less than what you paid for them. All performance figures do not indicate future results.

1 Fund returns reflect expense reductions by the fund's investment adviser (CSIM) and Schwab. Without these reductions, the fund's returns would have been lower.

2 Source: Morningstar, Inc. As of 10/31/01, the total number of funds in the Large-Cap Value Fund category for the one-year period was 784.

3 The pre-tax total return and the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes or the alternative minimum tax. Actual returns depend on an investor's situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax deferred arrangements.

         Pre-liquidation after-tax returns reflect the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized upon the sale of shares.

FUND FACTS

TOP TEN HOLDINGS 1 as of 10/31/01

(1)  EXXON MOBIL CORP.                        6.0%
(2)  CITIGROUP, INC.                          5.0%
(3)  AMERICAN INTERNATIONAL GROUP, INC.       4.6%
(4)  AOL TIME WARNER, INC.                    3.1%
(5)  VERIZON COMMUNICATIONS, INC              3.0%
(6)  ROYAL DUTCH PETROLEUM CO.                2.4%
(7)  BANK OF AMERICA CORP.                    2.1%
(8)  CHEVRONTEXACO CORP.                      2.1%
(9)  J.P. MORGAN CHASE & CO.                  1.6%
(10) BELLSOUTH CORP.                          1.5%
--------------------------------------------------
  TOTAL PERCENTAGE OF INVESTMENTS            31.4%


STATISTICS as of 10/31/01

                                        PEER GROUP
                                FUND      AVERAGE 2
---------------------------------------------------
Number of Holdings                347          96
---------------------------------------------------
Median Market Cap ($ Mil)     $27,045     $29,434
---------------------------------------------------
Price/Earnings (P/E) Ratio       22.1        23.2
---------------------------------------------------
Price/Book (P/B) Ratio            2.7         4.0%
---------------------------------------------------
12-Month Yield                   1.57%       0.72%
---------------------------------------------------
Portfolio Turnover Rate            47%         84%
---------------------------------------------------
Three-Year Beta 3                  --          --
---------------------------------------------------


EXPENSE RATIO as of 10/31/01

[BAR CHART]

FUND           PEER GROUP AVERAGE
----           ------------------
0.25% 4               1.40% 2

INDEX COMPOSITION BY INDUSTRY 5

These charts show the size of the ten largest industries in the S&P 500/Barra Value Index. As the charts show, the total portion represented by these industries and their relative weightings have remained fairly stable over the past five years.

AS OF 10/31/01

[PIE CHART]

 1         11.0%     Miscellaneous Finance
 2         10.9%     Banks
 3         10.4%     International Oil
 4          8.9%     Insurance
 5          8.7%     Telephone
 6          7.3%     Media
 7          7.3%     Energy & Utilities
 8          5.4%     Electronics
 9          2.7%     Producer Goods
10          2.7%     Retail
           24.7%     Other


AS OF 10/31/01

[PIE CHART]

 1         12.3%     Miscellaneous Finance
 2         10.7%     Telephone
 3         10.3%     Banks
 4          8.4%     International Oil
 5          7.5%     Insurance
 6          6.5%     Energy & Utilities
 7          4.0%     Drugs & Medicine
 8          3.7%     Business Machines
 9          3.7%     Retail
10          3.6%     Media
           29.3%     Other


AS OF 10/31/01

[PIE CHART]

 1         14.6%     Banks
 2         13.8%     International Oil
 3          8.2%     Energy & Utilities
 4          6.6%     Miscellaneous Finance
 5          5.1%     Insurance
 6          5.0%     Aerospace
 7          4.8%     Business Machines
 8          4.6%     Motor Vehicles
 9          3.8%     Telephone
10          3.7%     Retail
           29.8%     Other




1 This list is not a recommendation of any security by the investment adviser. Portfolio holdings may have changed since the report date.

2 Source: Morningstar, Inc. As of 10/31/01, there were 888 funds in the Large-Cap Value Fund category.

3  Not available until the fund has sufficient performance to report.

4 Guaranteed by Schwab and the investment adviser through 12/31/05 (excluding interest, taxes, and certain non-routine expenses).

5  Source: Standard & Poor's(R), a division of McGraw-Hill companies.

INSTITUTIONAL SELECT LARGE-CAP VALUE INDEX FUND-- FINANCIALS



FINANCIAL TABLES

These pages provide additional data on the fund's performance, portfolio holdings, expenses and business operations. These figures have been audited by PricewaterhouseCoopers LLP.

Two other sections of this report provide context for the data in these financials. The FINANCIAL NOTES section contains information about the fund's business structure, accounting practices and other matters, completing the data given in these tables.

FINANCIAL HIGHLIGHTS

                                                 11/1/00-   11/1/99-    2/1/99 1-
                                                 10/31/01   10/31/00   10/31/99
--------------------------------------------------------------------------------
PER-SHARE DATA ($)
--------------------------------------------------------------------------------
Net asset value at beginning of period            11.44       10.68       10.00
                                                  ------------------------------
Income or loss from investment operations:
    Net investment income                          0.14        0.15        0.09
    Net realized and unrealized gains or losses   (2.19)       0.84        0.59
                                                  ------------------------------
    Total income or loss from investment
     operations                                   (2.05)       0.99        0.68
Less distributions:
    Dividends from net investment income          (0.15)      (0.11)         --
    Distributions from net realized gains         (0.32)      (0.12)         --
                                                  ------------------------------
    Total distributions                           (0.47)      (0.23)         --
                                                  ------------------------------
Net asset value at end of period                   8.92       11.44       10.68
                                                  ==============================
Total return (%)                                 (18.53)       9.48        6.80 2

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------
Ratio of net operating expenses to
 average net assets                                0.25       0.254        0.21 3
Expense reductions reflected in above ratio        0.20        0.25        0.49 3
Ratio of net investment income to
 average net assets                                1.47        1.64        1.62 3
Portfolio turnover rate                              47          27          19
Net assets, end of period ($ x 1,000,000)           128         129          71


1  Commencement of operations.

2  Not annualized.

3  Annualized.

4 Would have been 0.26% if certain non-routine expenses (proxy fees) had been included.

        See the Financial Notes, which are integral to this information.

INSTITUTIONAL SELECT LARGE-CAP VALUE INDEX FUND-- FINANCIALS


PORTFOLIO HOLDINGS
As of October 31, 2001

This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding:
 +  New holding (since 10/31/00)
 o  Non-income producing security
 *  American Depositary Receipt
 !  Security is valued at fair value (see Accounting Policies)

The pie chart below shows the fund's major asset categories and the market value and cost of the securities in each category.

ALL DOLLAR VALUES ARE IN THOUSANDS.

[PIE CHART]

100.0%   COMMON STOCK
         Market Value: $128,156
         Cost: $152,470

0.0%     U.S. TREASURY OBLIGATION
         Market Value: $20
         Cost: $20
------------------------------------
100.0%   TOTAL INVESTMENTS
         Market Value: $128,176
         Cost: $152,490


COMMON STOCK  100.0% of investments

                                                          MKT. VALUE
    SECURITY AND NUMBER OF SHARES                        ($ x 1,000)
    AEROSPACE / DEFENSE  2.2%
    ----------------------------------------------------------------------------
    Boeing Co. 25,100                                          818
    Crane Co. 1,400                                             29
    General Dynamics Corp. 5,600                               457
    Goodrich Corp. 2,900                                        62
    Lockheed Martin Corp. 12,200                               595
    Northrop Grumman Corp. 2,400                               240
    Raytheon Co. 10,800                                        348
    Rockwell Collins, Inc. 5,100                                69
    Rockwell International Corp. 5,100                          70
    Textron, Inc. 4,000                                        127
                                                           -------
                                                             2,815
    AIR TRANSPORTATION  0.7%
    ----------------------------------------------------------------------------
o   AMR Corp. 4,000                                             73
    Delta Air Lines, Inc. 2,900                                 66
o   FedEx Corp. 9,000                                          370
    Southwest Airlines Co. 20,700                              329
                                                           -------
                                                               838
    ALCOHOLIC BEVERAGES  0.1%
    ----------------------------------------------------------------------------
    Adolph Coors Co., Class B 1,400                             70
    Brown-Forman Corp., Class B 1,900                          113
                                                           -------
                                                               183
    APPAREL  0.5%
    ----------------------------------------------------------------------------
    Liz Claiborne, Inc. 1,600                                   73
    Nike, Inc., Class B 7,600                                  375
o   Reebok International Ltd. 1,700                             35
    VF Corp. 3,200                                             106
                                                           -------
                                                               589
    AUTOMOTIVE PRODUCTS / MOTOR VEHICLES  2.0%
    ----------------------------------------------------------------------------
    Cooper Tire & Rubber Co. 900                                12
    Cummins, Inc. 1,100                                         34
    Dana Corp. 3,500                                            38
    Danaher Corp. 4,200                                        234
    Delphi Automotive Systems
    Corp. 14,423                                               167
    Eaton Corp. 2,000                                          131
    Ford Motor Co. 52,309                                      840
    General Motors Corp. 14,975                                619
    Genuine Parts Co. 5,200                                    169
    Goodyear Tire & Rubber Co. 3,600                            67
o   Navistar International Corp. 1,500                          45
    TRW, Inc. 3,500                                            118
    Visteon Corp. 3,785                                         45
                                                           -------
                                                             2,519
    BANKS  11.1%
    ----------------------------------------------------------------------------
    AmSouth Bancorp. 10,600                                    183
(7) Bank of America Corp. 45,600                             2,690
    Bank One Corp. 32,800                                    1,089
    BB&T Corp. 12,500                                          401
    Comerica, Inc. 4,900                                       226
    FleetBoston Financial Corp. 30,702                       1,009
    Golden West Financial Corp. 4,500                          219
    Huntington Bancshares, Inc. 7,041                          109
(9) J.P. Morgan Chase & Co. 56,210                           1,988
    KeyCorp., Inc. 11,900                                      253
    National City Corp. 17,500                                 462

         See the Financial Notes, which are integral to this information.
24

                                                          MKT. VALUE
    SECURITY AND NUMBER OF SHARES                        ($ x 1,000)
    PNC Financial Services Group, Inc. 8,100                   445
    Regions Financial Corp. 6,400                              172
    SouthTrust Corp. 9,600                                     218
    SunTrust Banks, Inc. 8,200                                 491
    U.S. Bancorp. 53,478                                       951
    Union Planters Corp. 3,900                                 158
    Wachovia Corp. 39,500                                    1,130
!o  Wachovia Corp.- Contra Shares 5,900                          3
    Wells Fargo & Co. 48,500                                 1,916
+   Zions Bancorp. 2,600                                       125
                                                           -------
                                                            14,238

    BUSINESS MACHINES & SOFTWARE  1.8%
    ----------------------------------------------------------------------------
o   Apple Computer, Inc. 9,100                                 160
    Autodesk, Inc. 1,500                                        50
o   BMC Software, Inc. 6,900                                   104
    Compaq Computer Corp. 47,600                               416
o   Compuware Corp. 10,400                                     107
o   Gateway, Inc. 7,500                                         42
    Hewlett-Packard Co. 54,700                                 921
o   NCR Corp. 2,700                                             96
o   Novell, Inc. 13,300                                         47
o   Novellus Systems, Inc. 4,000                               132
o   Unisys Corp. 8,900                                          79
    Xerox Corp. 19,500                                         136
                                                           -------
                                                             2,290

    BUSINESS SERVICES  1.4%
    ----------------------------------------------------------------------------
o   Cendant Corp. 27,300                                       354
+   Computer Associates International,
    Inc. 16,600                                                513
o   Computer Sciences Corp. 4,400                              158
o+  Intuit, Inc. 6,100                                         245
    National Service Industries, Inc. 1,800                     32
o+  Sapient Corp. 1,000                                          4
    Waste Management, Inc. 17,600                              431
                                                           -------
                                                             1,737

    CHEMICAL  2.5%
    ----------------------------------------------------------------------------
    Air Products & Chemicals, Inc. 6,100                       244
    Dow Chemical Co. 25,016                                    832
    E.I. du Pont de Nemours & Co. 29,000                     1,160
    Eastman Chemical Co. 2,600                                  89
    Great Lakes Chemical Corp. 700                              15
o   Hercules, Inc. 3,100                                        23
    PPG Industries, Inc. 5,100                                 249
    Praxair, Inc. 4,400                                        208
    Rohm & Haas Co. 6,105                                      198
    Sherwin-Williams Co. 3,600                                  88
    Sigma-Aldrich Corp.  2,400                                  90
                                                           -------
                                                             3,196
    CONSTRUCTION  0.5%
    ----------------------------------------------------------------------------
    Centex Corp. 1,600                                          61
    KB Home Corp. 1,400                                         41
    Masco Corp. 13,000                                         258
o   McDermott International, Inc. 3,300                         35
    Pulte Homes, Inc. 1,600                                     52
    The Stanley Works 2,500                                     96
    Vulcan Materials Co. 3,100                                 129
                                                           -------
                                                               672

    CONSUMER: DURABLE  0.2%
    ----------------------------------------------------------------------------
    Black & Decker Corp. 1,700                                  56
    Leggett & Platt, Inc. 4,900                                106
    Whirlpool Corp. 2,000                                      118
                                                           -------
                                                               280

    CONSUMER: NONDURABLE  1.3%
    ----------------------------------------------------------------------------
    American Greetings Corp., Class A 3,000                     42
    Darden Restaurants, Inc. 3,300                             106
    Fortune Brands, Inc. 4,300                                 158
    Hasbro, Inc. 4,850                                          80
    McDonald's Corp. 35,900                                    936
    Newell Rubbermaid, Inc. 7,000                              193
    Wendy's International, Inc. 3,600                           95
                                                           -------
                                                             1,610

    CONTAINERS  0.2%
    ----------------------------------------------------------------------------
    Ball Corp. 1,000                                            62
    Bemis Co., Inc. 1,700                                       74
o   Pactiv Corp. 4,500                                          73
o+  Sealed Air Corp. 1,800                                      72
                                                           -------
                                                               281

    ELECTRONICS  4.7%
    ----------------------------------------------------------------------------
o+  ADC Telecommunications, Inc. 18,100                         82
o   Advanced Micro Devices, Inc. 8,800                          87
o+  Agilent Technologies, Inc. 12,900                          287


        See the Financial Notes, which are integral to this information.

INSTITUTIONAL SELECT LARGE-CAP VALUE INDEX FUND-- FINANCIALS


PORTFOLIO HOLDINGS Continued
As of October 31, 2001


                                                          MKT. VALUE
    SECURITY AND NUMBER OF SHARES                        ($ x 1,000)
o+  American Power Conversion Corp. 4,400                       57
o   Andrew Corp. 3,200                                          58
o+  Broadcom Corp., Class A 7,100                              244
o+  CIENA Corp. 10,300                                         167
o+  Conexant Systems, Inc. 5,400                                55
    ITT Industries, Inc. 2,500                                 120
o+  JDS Uniphase Corp. 34,600                                  276
o+  LSI Logic Corp. 10,300                                     175
+   Lucent Technologies, Inc. 95,200                           638
o+  Micron Technology, Inc. 16,000                             364
    Molex, Inc. 5,150                                          149
    Motorola, Inc. 61,185                                    1,002
o   National Semiconductor Corp. 4,400                         114
    PerkinElmer, Inc. 2,900                                     78
o   Power-One, Inc. 300                                          2
o   Sanmina Corp. 9,000                                        136
o   Solectron Corp. 18,500                                     228
+   Symbol Technologies, Inc. 5,300                             68
o   Tektronix, Inc. 3,500                                       69
o+  Teradyne, Inc. 4,400                                       101
+   Texas Instruments, Inc. 48,300                           1,352
o   Thermo Electron Corp. 5,100                                108
    Thomas & Betts Corp. 1,600                                  29
o+  Vitesse Semiconductor Corp. 3,700                           35
                                                           -------
                                                             6,081

    ENERGY: RAW MATERIALS  2.1%
    ----------------------------------------------------------------------------
    Anadarko Petroleum Corp. 7,038                             401
    Apache Corp. 3,800                                         196
    Baker Hughes, Inc. 9,100                                   326
    Burlington Resources, Inc. 6,000                           223
    Devon Energy Corp. 3,500                                   134
+   EOG Resources, Inc. 3,300                                  117
o   Nabors Industries, Inc. 4,750                              146
o+  Noble Drilling Corp. 4,500                                 137
    Occidental Petroleum Corp. 10,400                          263
o   Rowan Cos., Inc. 1,400                                      24
    Schlumberger Ltd. 15,600                                   755
                                                           -------
                                                             2,722

    FOOD & AGRICULTURE  0.9%
    ----------------------------------------------------------------------------
    Archer-Daniels-Midland Co. 18,805                          262
    Coca-Cola Enterprises, Inc. 11,200                         205
    ConAgra Foods, Inc. 15,400                                 353
+   The Pepsi Bottling Group, Inc. 4,440                       206
    Supervalu, Inc. 3,800                                       81
                                                           -------
                                                             1,107

    GOLD  0.4%
    ----------------------------------------------------------------------------
    Barrick Gold Corp. 10,500                                  164
    Homestake Mining Co. 7,500                                  61
    Newmont Mining Corp. 5,100                                 118
    Placer Dome, Inc. 10,500                                   120
                                                           -------
                                                               463

    HEALTHCARE / DRUGS & MEDICINE  1.7%
    ----------------------------------------------------------------------------
    Bausch & Lomb, Inc. 1,100                                   36
    Becton, Dickinson & Co. 7,300                              261
o   Boston Scientific Corp. 10,600                             241
    C.R. Bard, Inc. 1,900                                      104
o   HealthSouth Corp. 11,800                                   154
o   Humana, Inc. 6,400                                          74
o   Manor Care, Inc. 3,100                                      72
    McKesson Corp. 8,500                                       314
o   Quintiles Transnational Corp. 3,300                         52
o   Tenet Healthcare Corp. 9,600                               552
o   Watson Pharmaceuticals, Inc. 2,700                         129
o   Wellpoint Health Networks, Inc. 2,300                      257
                                                           -------
                                                             2,246

    HOUSEHOLD PRODUCTS  0.1%
    ----------------------------------------------------------------------------
    Alberto-Culver Co., Class B 2,100                           89

    INSURANCE  9.2%
    ----------------------------------------------------------------------------
o+  Aetna, Inc. 3,500                                           97
    AFLAC, Inc. 15,500                                         379
    Allstate Corp. 20,200                                      634
+   AMBAC Financial Group, Inc. 3,500                          168
(3) American International Group,
    Inc. 74,448                                              5,852
    AON Corp. 6,750                                            257
    Chubb Corp. 4,900                                          335
    CIGNA Corp. 4,700                                          343
    Cincinnati Financial Corp. 4,200                           156
    Conseco, Inc. 11,500                                        34
    Hartford Financial Services Group,
    Inc. 6,700                                                 362
    Jefferson-Pilot Corp. 5,000                                207
+   John Hancock Financial Services 9,241                      315


        See the Financial Notes, which are integral to this information.

                                                          MKT. VALUE
      SECURITY AND NUMBER OF SHARES                       ($ x 1,000)
      Lincoln National Corp. 5,300                             224
      Loews Corp. 5,100                                        259
      MBIA, Inc. 4,550                                         210
+     Metlife, Inc. 20,978                                     564
      MGIC Investment Corp. 3,500                              181
      Progressive Corp. 2,000                                  277
      SAFECO Corp. 3,000                                        92
      St. Paul Cos., Inc. 5,400                                248
      Torchmark Corp. 4,100                                    152
      UnumProvident Corp. 6,849                                154
+     XL Capital Ltd., Class A 3,500                           304
                                                           -------
                                                            11,804

      MEDIA  7.3%
      --------------------------------------------------------------------------
o+(4) AOL Time Warner, Inc. 125,500                          3,917
o     Clear Channel Communications,
      Inc. 16,339                                              623
o     Comcast Corp., Special Class A 26,200                    939
      Gannett Co., Inc. 7,300                                  461
      Knight-Ridder, Inc. 2,000                                112
      Meredith Corp. 1,300                                      43
      R.R. Donnelley & Sons Co. 4,300                          110
      Tribune Co. 8,280                                        250
o     Viacom, Inc., Class B 49,401                           1,804
      The Walt Disney Co. 58,900                             1,095
                                                           -------
                                                             9,354

      MISCELLANEOUS  0.0%
      --------------------------------------------------------------------------
o+    Palm, Inc.    10,000                                      25

      MISCELLANEOUS FINANCE  10.7%
      --------------------------------------------------------------------------
      Bear Stearns Cos., Inc. 3,001                            162
      Charter One Financial, Inc. 6,721                        183
(2)   Citigroup, Inc. 142,073                                6,467
      Countrywide Credit Industries,
      Inc. 3,800                                               152
      Franklin Resources, Inc. 7,000                           225
      Freddie Mac 19,700                                     1,336
      Household International, Inc. 13,600                     711
      Lehman Brothers Holdings, Inc. 6,800                     425
      MBNA Corp. 24,200                                        668
      Merrill Lynch & Co., Inc. 23,700                       1,036
      Morgan Stanley Dean Witter & Co. 31,200                1,526
      T. Rowe Price Group, Inc. 3,000                           83
      Washington Mutual, Inc. 24,650                           744
                                                           -------
                                                            13,718

      NON-FERROUS METALS  1.0%
      --------------------------------------------------------------------------
      Alcan, Inc. 8,300                                        254
      Alcoa, Inc. 24,632                                       795
      Engelhard Corp. 4,200                                    110
o+    Freeport-McMoran Copper & Gold,
      Inc., Class B 4,300                                       48
      Inco Ltd. 4,000                                           55
      Phelps Dodge Corp. 1,520                                  44
                                                           -------
                                                             1,306

      OIL: DOMESTIC  1.7%
      --------------------------------------------------------------------------
      Amerada Hess Corp. 2,500                                 147
      Ashland, Inc. 2,000                                       80
      Conoco, Inc., Class B 18,200                             468
      Kerr-McGee Corp. 2,800                                   161
      Phillips Petroleum Co. 10,700                            582
      Sunoco, Inc. 2,700                                       101
      Transocean Sedco Forex, Inc. 8,248                       249
      Unocal Corp. 6,800                                       219
      USX-Marathon Group, Inc. 8,700                           240
                                                           -------
                                                             2,247

      OIL: INTERNATIONAL  10.5%
      --------------------------------------------------------------------------
 (8)  ChevronTexaco Corp. 30,312                             2,684
 (1)  Exxon Mobil Corp. 194,150                              7,659
*(6)  Royal Dutch Petroleum Co. 60,800                       3,071
                                                           -------
                                                            13,414

      OPTICAL & PHOTO  0.2%
      --------------------------------------------------------------------------
      Eastman Kodak Co.    8,100                               207

      PAPER & FOREST PRODUCTS  1.1%
      --------------------------------------------------------------------------
      Boise Cascade Corp. 2,100                                 60
      Georgia-Pacific Group 6,010                              167
      International Paper Co. 13,215                           473
      Louisiana-Pacific Corp. 3,000                             22
      Mead Corp. 2,600                                          70
      Temple-Inland, Inc. 1,700                                 85
      Westvaco Corp. 2,300                                      56
      Weyerhaeuser Co. 6,000                                  299
      Willamette Industries, Inc. 3,100                        145
                                                           -------
                                                            1,377


        See the Financial Notes, which are integral to this information.

INSTITUTIONAL SELECT LARGE-CAP VALUE INDEX FUND-- FINANCIALS

PORTFOLIO HOLDINGS Continued
As of October 31, 2001


                                                          MKT. VALUE
      SECURITY AND NUMBER OF SHARES                      ($ x 1,000)
      PRODUCER GOODS & MANUFACTURING  3.0%
      --------------------------------------------------------------------------


o+    Applied Micro Circuits Corp. 7,300                        81
      Caterpillar, Inc. 9,600                                  429
      Cooper Industries, Inc. 2,700                            104
+     Corning, Inc. 27,100                                     218
      Deere & Co. 6,400                                        237
      Dover Corp. 5,400                                        178
      Emerson Electric Co. 12,100                              593
o     FMC Corp. 1,100                                           52
      Honeywell International, Inc. 23,187                     685
      Illinois Tool Works, Inc. 8,300                          475
      Ingersoll-Rand Co. 4,700                                 175
o+    Jabil Circuit, Inc. 4,809                                102
      Johnson Controls, Inc. 2,400                             174
      Pall Corp. 3,500                                          71
      Parker-Hannifin Corp. 3,000                              108
      Snap-On, Inc. 1,400                                       37
      W.W. Grainger, Inc. 2,900                                126
                                                           -------
                                                             3,845

      RAILROAD & SHIPPING  0.8%
      --------------------------------------------------------------------------


      Burlington Northern Santa Fe Corp. 10,200                274
      CSX Corp. 6,200                                          209
      Norfolk Southern Corp. 11,400                            191
      Union Pacific Corp. 7,000                                364
                                                           -------
                                                             1,038

      REAL PROPERTY  0.3%
      --------------------------------------------------------------------------
+     Equity Office Properties Trust    11,400                 325

      RETAIL  2.6%
      --------------------------------------------------------------------------
      Albertson's, Inc. 11,738                                 375
o     AutoZone, Inc. 3,200                                     187
o     Big Lots, Inc. 1,600                                      12
      Circuit City Stores-- Circuit City
      Group 5,900                                               81
o     Costco Wholesale Corp. 12,700                            480
      Dillards, Inc., Class A 2,300                             30
o     Federated Department Stores, Inc. 5,600                  179
      J.C. Penney Co., Inc. 7,400                              161
o     K Mart Corp. 12,000                                       74
      Limited, Inc. 12,000                                     134
      May Department Stores Co. 8,400                          264
      Nordstrom, Inc. 3,800                                     54
o     Office Depot, Inc. 8,400                                 114
o     Safeway, Inc. 14,500                                     604
      Sears, Roebuck & Co. 9,200                               357
o     Staples, Inc. 12,100                                     176
o     Toys `R' Us, Inc. 5,400                                  103
                                                           -------
                                                             3,385

      STEEL  0.1%
      --------------------------------------------------------------------------
      Allegheny Technologies, Inc. 1,350                        20
      Nucor Corp. 1,800                                         74
      USX-U.S. Steel Group, Inc. 2,500                          36
      Worthington Industries, Inc. 2,900                        38
                                                           -------
                                                               168

      TELEPHONE  9.1%
      --------------------------------------------------------------------------
      Alltel Corp. 8,900                                       509
      AT&T Corp. 96,592                                      1,473
o     AT&T Wireless Services, Inc. 71,445                    1,032
(10)  BellSouth Corp. 53,000                                 1,961
      CenturyTel, Inc. 3,600                                   114
o+    Citizens Communications Co. 7,748                         69
+     Nortel Networks Corp. 86,300                             501
o+    Qwest Communications International, Inc. 46,100          597
      Sprint Corp. (FON Group) 24,400                          488
(5)   Verizon Communications, Inc. 76,574                    3,814
o     WorldCom, Inc.-- WorldCom Group 79,450                 1,069
                                                           -------
                                                            11,627

      TRAVEL & RECREATION  0.7%
      --------------------------------------------------------------------------
      Brunswick Corp. 1,700                                     30
      Carnival Corp. 17,300                                    377
o     Harrah's Entertainment, Inc. 3,700                       108
      Hilton Hotels Corp. 9,100                                 78
      Marriott International, Inc., Class A 6,700              210
+     Starwood Hotels & Resorts Worldwide, Inc. 5,100          112
                                                           -------
                                                               915

      TRUCKING & FREIGHT  0.1%
      --------------------------------------------------------------------------
      Paccar, Inc. 2,400                                       127
      Ryder Systems, Inc. 2,200                                 41
                                                           -------
                                                               168

        See the Financial Notes, which are integral to this information.

                                                          MKT. VALUE
      SECURITY AND NUMBER OF SHARES                      ($ x 1,000)

      UTILITIES: ELECTRIC & GAS  7.2%
      --------------------------------------------------------------------------
o     AES Corp. 15,000                                         208
+     Allegheny Energy, Inc. 3,600                             132
      Ameren Corp. 3,600                                       144
      American Electric Power Co., Inc. 9,040                  379
      Cinergy Corp. 4,600                                      139
      CMS Energy Corp. 2,900                                    62
      Consolidated Edison, Inc. 6,300                          249
      Constellation Energy Group, Inc. 4,700                   105
      Dominion Resources, Inc. 6,948                           425
      DTE Energy Co. 4,800                                     200
      Duke Energy Corp. 21,700                                 833
      Dynegy, Inc., Class A 9,300                              334
o     Edison International 9,400                               134
      El Paso Corp. 14,273                                     700
      Enron Corp. 21,400                                       297
      Entergy Corp. 6,400                                      249
      Exelon Corp. 9,100                                       383
      FirstEnergy Corp. 6,500                                  224
      FPL Group, Inc. 5,000                                    265
      GPU, Inc. 3,200                                          127
      KeySpan Corp. 4,000                                      133
+     Kinder Morgan, Inc. 3,345                                166
o     Mirant Corp. 8,540                                       222
o     Niagara Mohawk Holdings, Inc. 3,300                       59
      NICOR, Inc. 1,200                                         47
      NiSource, Inc. 6,015                                     143
      Peoples Energy Corp. 1,000                                38
      PG&E Corp. 10,900                                        197
      Pinnacle West Capital Corp. 2,400                        101
      PPL Corp. 4,100                                          140
      Progress Energy, Inc. 6,006                              253
      Public Service Enterprise
      Group, Inc. 5,900                                        232
      Reliant Energy, Inc. 8,400                               235
      Sempra Energy 6,000                                      140
      Southern Co. 18,600                                      445
+     Teco Energy, Inc. 3,800                                   98
      TXU Corp. 7,300                                          335
      Williams Cos., Inc. 14,700                               424
      XCEL Energy, Inc. 9,910                                  280
                                                           -------
                                                             9,277

       U.S. TREASURY OBLIGATION
       0.0% of investments

      SECURITY                    FACE VALUE      MKT. VALUE
         RATE, MATURITY DATE      ($ x 1,000)     ($ x 1,000)
      U.S. Treasury Bill
       2.13%, 12/20/01                20               20


END OF PORTFOLIO HOLDINGS. For totals, please see the first page of holdings for this fund.

        See the Financial Notes, which are integral to this information.

INSTITUTIONAL SELECT LARGE-CAP VALUE INDEX FUND -- FINANCIALS


Statement of
ASSETS AND LIABILITIES
As of October 31, 2001. All numbers x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------------------
Investments, at market value
  (including $3,286 of securities on loan)                        $ 128,176 a
Collateral held for securities on loan                                3,444
Receivables:
  Fund shares sold                                                      216
  Interest                                                                1
  Dividends                                                             120
  Investments sold                                                      459
  Income from lending securities                                          1
Prepaid expenses                                               +         16
                                                               ------------
TOTAL ASSETS                                                        132,433

LIABILITIES
--------------------------------------------------------------------------------
Collateral held for securities on loan                                3,444
Payables:
  Fund shares redeemed                                                  502
  Borrowings on line of credit                                          249
  Investment adviser and administrator fees                              37
  Transfer agent and shareholder service fees                             1
Accrued expenses                                               +         45
                                                               ------------
TOTAL LIABILITIES                                                     4,278

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                        132,433
TOTAL LIABILITIES                                              -      4,278
                                                               ------------
NET ASSETS                                                        $ 128,155

NET ASSETS BY SOURCE
Capital received from investors                                     152,425
Net investment income not yet distributed                             1,710
Net realized capital gains                                           (1,666)
Net unrealized capital losses                                       (24,314)


NET ASSET VALUE (NAV)

                  SHARES
NET ASSETS    /   OUTSTANDING    =    NAV
$128,155           14,375            $8.92

a The fund paid $152,490 for these securities. Not counting short-term obligations and government securities, the fund paid $96,557 for securities during the report period, and received $66,446 from securities it sold or that matured. This includes $8,081 in transactions with other SchwabFunds.(R)


FEDERAL TAX DATA
--------------------------------------------------------------------------------

COST BASIS OF PORTFOLIO                                           $ 158,550
NET UNREALIZED GAINS AND LOSSES:
Gains                                                               $ 7,912
Losses                                                         +    (38,286)
                                                               ------------
                                                                   ($30,374)

        See the Financial Notes, which are integral to this information.

Statement of
OPERATIONS
For November 1, 2000 through October 31, 2001. All numbers x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------
Dividends                                                   $  2,414  a
Interest                                                          33
Lending of securities                                   +          7
                                                        ------------
TOTAL INVESTMENT INCOME                                        2,454

NET REALIZED GAINS AND LOSSES
--------------------------------------------------------------------
Net realized gains on investments sold                         1,113
Net realized losses on futures contracts                +       (137)
                                                        ------------
NET REALIZED GAINS                                               976

NET UNREALIZED GAINS AND LOSSES
--------------------------------------------------------------------
Net unrealized losses on investments                         (31,786)
Net unrealized gains on futures contracts               +         19
                                                        ------------
NET UNREALIZED LOSSES                                        (31,767)

EXPENSES
--------------------------------------------------------------------
Investment adviser and administrator fees                        285 b
Transfer agent and shareholder service fees                      143 c
Trustees' fees                                                     7 d
Custodian fees                                                    51
Portfolio accounting fees                                         20
Professional fees                                                 22
Registration fees                                                 44
Shareholder reports                                               48
Interest expense                                                   5
Other expenses                                          +         18
                                                        ------------
Total expenses                                                   643
Expense reduction                                       -        281 e
                                                        ------------
NET EXPENSES                                                     362

DECREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                        2,454
NET EXPENSES                                            -        362
                                                        ------------
NET INVESTMENT INCOME                                          2,092
NET REALIZED GAINS                                               976 f
NET UNREALIZED LOSSES                                   +    (31,767)f
                                                        ------------
DECREASE IN NET ASSETS FROM OPERATIONS                      $(28,699)

a  An additional $17 was withheld for foreign taxes.

b Calculated as a percentage of average daily net assets: 0.20% of the first $1 billion and 0.18% of assets beyond that.

c Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.05% of the fund's assets.

d  For the fund's independent trustees only.

e Includes $277 from the investment adviser (CSIM) and $4 from the transfer agent and shareholder service agent (Schwab). These reductions reflect a guarantee by CSIM and Schwab to limit the operating expenses of this fund through at least December 31, 2005, to 0.25% of average daily net assets. This limit does not include interest, taxes and certain non-routine expenses.

f  These add up to a net loss on investments of $30,791.

        See the Financial Notes, which are integral to this information.

INSTITUTIONAL SELECT LARGE-CAP VALUE INDEX FUND -- FINANCIALS

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.

OPERATIONS
--------------------------------------------------------------------------------

                                          11/1/00-10/31/01      11/1/99-10/31/00
Net investment income                              $ 2,092               $ 1,631
Net realized gains                                     976                 1,377
Net unrealized gains or losses            +        (31,767)                6,974
                                          --------------------------------------
INCREASE OR DECREASE IN NET ASSETS
FROM OPERATIONS                                    (28,699)                9,982
DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
Dividends from net investment income                 1,793                   802 a
Distributions from net capital gains      +          4,007                   885
                                          --------------------------------------
TOTAL DIVIDENDS AND DISTRIBUTIONS PAID             $ 5,800               $ 1,687

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------

                                      11/1/00-10/31/01       11/1/99-10/31/00
                                     QUANTITY    VALUE     QUANTITY      VALUE
Shares sold                           7,171    $ 74,719      6,975     $ 74,538
Shares reinvested                       427       4,463        148        1,533
Shares redeemed                 +    (4,506)    (45,592)    (2,535)     (26,787) b
                                ------------------------------------------------
NET INCREASE                          3,092    $ 33,590      4,588     $ 49,284

SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------

                                    11/1/00-10/31/01       11/1/99-10/31/00
                                  SHARES    NET ASSETS   SHARES     NET ASSETS
Beginning of period                  11,283   $ 129,064      6,695     $ 71,485
Total increase
 or decrease                    +     3,092        (909)     4,588       57,579 c
                                ------------------------------------------------
END OF PERIOD                        14,375   $ 128,155     11,283    $ 129,064 d


UNAUDITED

a For corporations, 100% of the fund's dividends for the current report period qualify for the dividends-received deduction.

b Dollar amounts are net of proceeds received from early withdrawal fees that the fund charges on shares sold 180 days or less after buying them.

   CURRENT PERIOD          $13
   PRIOR PERIOD            $23

c Figures for shares represent the net changes in shares from the transactions described above. Figures for net assets represent the changes in net assets from operations plus the changes from transactions in fund shares, minus distributions paid.

d Includes net investment income not yet distributed in the amount of $1,710 and $1,411 at the end of the current period and the prior period, respectively.

        See the Financial Notes, which are integral to this information.

INSTITUTIONAL SELECT
SMALL-CAP VALUE INDEX FUND

[PHOTO OF GERI HOM AND LARRY MANO]

"In a market riddled with losses, the fund posted a positive return. Small-cap value stocks were among the market's best performers."

      Portfolio Managers
      Geri Hom and
      Larry Mano

GERI HOM, a vice president of the investment adviser, has overall responsibility for the management of the fund. Prior to joining the firm in 1995, she worked for nearly 15 years in equity index management.

LARRY MANO, director and portfolio manager, has day-to-day portfolio management responsibilities for the fund. Prior to joining the firm in 1998, he worked for 20 years in equity index management.

TICKER SYMBOL           ISSVX

[GRAPHIC]

                             INVESTMENT STYLE 1
MARKET CAP 1            Value     Blend        Growth
LARGE                   / /         / /         / /
MEDIUM                  / /         / /         / /
SMALL                   /X/         / /         / /

THE FUND SEEKS HIGH TOTAL RETURN BY TRACKING THE PERFORMANCE OF THE S&P SMALL CAP 600/BARRA VALUE INDEX. 2


MANAGER'S PERSPECTIVE

VOLATILITY AND UNCERTAINTY MADE THIS ONE OF THE MOST TUMULTUOUS YEARS IN RECENT HISTORY. Consumer confidence, a key economic factor, was eroded by rising unemployment and poor market performance. Investors' concerns about stock valuations and poor corporate earnings reached across sectors and were heightened by the September 11 events.

GENERALLY, SMALL-CAP VALUE STOCKS PERFORMED WELL RELATIVE TO OTHER STOCKS, POSTING POSITIVE RETURNS DURING THE PERIOD. The return for the Small-Cap 600/Barra Value Index was 4.09%, while the large-cap oriented S&P 500/Barra Value Index was - 18.42%. The fund was not immune to market turbulence -- materials and services, technology and energy all showed losses for the period. However, most sectors in the fund delivered positive returns, especially those with stocks that provided higher dividend yields and lower price-to-earnings ratios.

ALTHOUGH MARKET AND WORLD EVENTS ARE AT THE FOREFRONT OF INVESTORS' MINDS, WE BELIEVE A RECOVERY BEGINNING IN 2002 IS POSSIBLE. A key question is whether the Fed's rate cuts, combined with increased government spending and possible further tax cuts, will provide sufficient stimulus.

1 Source: Morningstar, Inc. This style assessment is the result of comparing the fund with the S&P 500 Index, based on P/E, P/B and median market cap. The assessment reflects the fund's portfolio as of 10/31/01, which may have changed since then, and is not a precise indication of risk or performance -- past, present or future.

2 "Standard & Poor's"(R), "S&P"(R), "S&P 500"(R), "Standard & Poor's 500", "500" and "S&P SmallCap 600/BARRA Value Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the fund. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the fund.

INSTITUTIONAL SELECT SMALL-CAP VALUE INDEX FUND

PERFORMANCE


AVERAGE ANNUAL TOTAL RETURNS as of 10/31/01

This chart compares performance of the fund with the S&P 600/Barra Value Index and the Morningstar Small-Cap Value Fund category.

[BAR CHART]

                                     S&P 600/BARRA   PEER GROUP
                            FUND       VALUE INDEX     AVERAGE 2
1 Year
Pre-Tax Total Return 3       4.14%       4.09%           9.43%
AFTER-TAX RETURNS: 4
  - Pre-Liquidation          2.44%        --             7.88%
  - Post-Liquidation         3.72%        --               --

Since Inception: 2/1/99
Pre-Tax Total Return 3       7.82%       7.84%             --
AFTER-TAX RETURNS: 4
  - Pre-Liquidation          6.41%        --               --
  - Post-Liquidation         5.79%        --               --


PERFORMANCE OF A $10,000 INVESTMENT

Shows performance since inception of a hypothetical $10,000 investment in the fund compared with a similar investment in the S&P 600/Barra Value Index. 3

[LINE GRAPH]

                            S&P 600/BARRA
                 FUND        VALUE INDEX
  2/1/99         10000         10000
 2/28/99          9170          9186
 3/31/99          9130          9150
 4/30/99          9920          9947
 5/31/99         10310         10345
 6/30/99         10930         10973
 7/31/99         10760         10802
 8/31/99         10310         10349
 9/30/99         10120         10159
10/31/99          9890          9924
11/30/99         10120         10147
12/31/99         10411         10425
 1/31/00          9886          9891
 2/29/00         10338         10338
 3/31/00         10716         10720
 4/30/00         10801         10795
 5/31/00         10611         10619
 6/30/00         10916         10923
 7/31/00         11127         11139
 8/31/00         11789         11789
 9/30/00         11747         11765
10/31/00         11810         11823
11/30/00         11021         11042
12/31/00         12583         12601
 1/31/01         13572         13599
 2/28/01         12993         13025
 3/31/01         12458         12484
 4/30/01         13208         13236
 5/31/01         13549         13573
 6/30/01         14084         14092
 7/31/01         13936         13959
 8/31/01         13709         13735
 9/30/01         11754         11769
10/31/01         12299         12307

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal value changes, and when you sell your shares, they may be worth more or less than what you paid for them. Past performance doesn't indicate future results.

1  Fund returns reflect expense reductions by the fund's investment adviser
   (CSIM) and Schwab. Without these reductions, the fund's returns would have been lower.

2 Source: Morningstar, Inc. As of 10/31/01, the total number of funds in the Small-Cap Value Fund category for the one-year period was 207.

3 The pre-tax total return and the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes or the alternative minimum tax. Actual returns depend on an investor's situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax deferred arrangements.

   Pre-liquidation after-tax returns reflect the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized upon the sale of shares.

FUND FACTS

TOP TEN HOLDINGS 1 as of 10/31/01

(1)  SMITHFIELD FOODS, INC.                   1.3%
(2)  D.R. HORTON, INC.                        1.0%
(3)  MICHAELS STORES, INC.                    1.0%
(4)  POGO PRODUCING CO.                       0.9%
(5)  NEWFIELD EXPLORATION CO.                 0.9%
(6)  MASSEY ENERGY CO.                        0.9%
(7)  RAYMOND JAMES FINANCIAL, INC.            0.8%
(8)  COVENTRY HEALTH CARE, INC.               0.8%
(9)  RGS ENERGY GROUP, INC.                   0.8%
(10) WASHINGTON FEDERAL, INC.                 0.8%
--------------------------------------------------
TOTAL PERCENTAGE OF INVESTMENTS               9.2%

STATISTICS as of 10/31/01

                                        PEER GROUP
                               FUND      AVERAGE 2
--------------------------------------------------
Number of Holdings              382         176
-------------------------------------------------
Median Market Cap ($ Mil)      $577        $755
-------------------------------------------------
Price/Earnings (P/E) Ratio     17.8        19.2
-------------------------------------------------
Price/Book (P/B) Ratio          1.6         2.1
-------------------------------------------------
12-Month Yield                 0.68%       0.46%
-------------------------------------------------
Portfolio Turnover Rate          69%         72%
-------------------------------------------------
Three-Year Beta 3                --          --
-------------------------------------------------

EXPENSE RATIO as of 10/31/01

                       Peer Group
Fund                     Average
0.32% 4                  1.49% 2

1 This list is not a recommendation of any security by the investment adviser. Portfolio holdings may have changed since the report date.

2 Source: Morningstar, Inc. As of 10/31/01, there were 245 funds in the Small-Cap Value Fund category.

3  Not available until the fund has sufficient performance to report.

4 Guaranteed by Schwab and the investment adviser through 12/31/05 (excluding interest, taxes, and certain non-routine expenses).

5  Source: Standard & Poor's(R), a division of McGraw-Hill companies.


INDEX COMPOSITION BY INDUSTRY 5

These charts show the size of the ten largest industries in the S&P 600/Barra Value Index. As the charts show, the total portion represented by these industries and their relative weightings have remained fairly stable over the past year.

As of 10/31/01
--------------------------------------------------------------------------------

[PIE CHART]

 1          8.9% Business Services
 2          8.4% Electronics
 3          8.2% Energy & Utilities
 4          7.8% Retail
 5          5.9% Producer Goods
 6          5.6% Miscellaneous Finance
 7          5.4% Construction
 8          5.1% Banks
 9          4.2% Food & Agriculture
10          3.5% Domestic Oil
           37.0% Other

As of 10/31/00
--------------------------------------------------------------------------------

[PIE CHART]

 1          8.9% Business Services
 2          8.0% Drugs & Medicine
 3          7.3% Banks
 4          7.3% Miscellaneous Finance
 5          6.9% Energy & Utilities
 6          6.7% Electronics
 7          6.6% Producer Goods
 8          4.6% Food & Agriculture
 9          4.5% Retail
10          4.3% Insurance
           34.9% Other

INSTITUTIONAL SELECT SMALL-CAP VALUE INDEX FUND -- FINANCIALS


FINANCIAL TABLES

These pages provide additional data on the fund's performance, portfolio holdings, expenses and business operations. These figures have been audited by PricewaterhouseCoopers LLP.

Two other sections of this report provide context for the data in these financials. The FINANCIAL NOTES section contains information about the fund's business structure, accounting practices and other matters, completing the data given in these tables.

FINANCIAL HIGHLIGHTS

                                                          11/1/00-      11/1/99-      2/1/99 1-
                                                          10/31/01      10/31/00      10/31/99
-----------------------------------------------------------------------------------------------
 PER-SHARE DATA ($)
-----------------------------------------------------------------------------------------------
 Net asset value at beginning of period                     11.23         9.89         10.00
                                                          -------------------------------------
 Income or loss from investment operations:
     Net investment income                                   0.09         0.09          0.07
     Net realized and unrealized gains or losses             0.32         1.74         (0.18)
                                                          -------------------------------------
     Total income or loss from investment operations         0.41         1.83         (0.11)
 Less distributions:
     Dividends from net investment income                   (0.08)       (0.09)           --
     Distributions from net realized gains                  (0.74)       (0.40)           --
                                                          -------------------------------------
     Total distributions                                    (0.82)       (0.49)           --
                                                          -------------------------------------
 Net asset value at end of period                           10.82        11.23          9.89
                                                          =====================================
 Total return (%)                                            4.14        19.42         (1.10) 2

 RATIOS/SUPPLEMENTAL DATA (%)
-----------------------------------------------------------------------------------------------
 Ratio of net operating expenses to
  average net assets                                         0.32         0.27 4        0.00 3
 Expense reductions reflected in above ratio                 0.29         0.38          0.98 3
 Ratio of net investment income to
  average net assets                                         0.87         0.94          1.25 3
 Portfolio turnover rate                                       69           71            38
 Net assets, end of period ($ x 1,000,000)                     47           39            32

1  Commencement of operations.

2  Not annualized.

3  Annualized.

4 Would have been 0.28% if certain non-routine expenses (proxy fees) had been included.


See the Financial Notes, which are integral to this information.

PORTFOLIO HOLDINGS
As of October 31, 2001


This section shows all the securities in the fund's portfolio and their market value, as of the report date. We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.


(1) Top ten holding
 +  New holding (since 10/31/00)
 o  Non-income producing security

The pie chart below shows the fund's major asset categories and the market value and cost of the securities in each category.

ALL DOLLAR VALUES ARE IN THOUSANDS.

[PIE CHART]

100.0%  COMMON STOCK
        Market Value: $47,262
        Cost: $48,201

  0.0%  SHORT TERM INVESTMENT
        Market Value: $17
        Cost: $17

-----------------------------

100.0%  TOTAL INVESTMENTS
        Market Value: $47,279
        Cost: $48,218

COMMON STOCK  100% of investments

                                                          MKT. VALUE
      SECURITY AND NUMBER OF SHARES                       ($ x 1,000)
      AEROSPACE / DEFENSE  0.8%
      --------------------------------------------------------------
   o+ Armor Holdings, Inc.    6,500                              158
      GenCorp., Inc.    12,100                                   144
      Kaman Corp., Class A    6,100                               83
                                                          ----------
                                                                 385

      AIR TRANSPORTATION  0.2%
      --------------------------------------------------------------
      AAR Corp.    8,100                                          62
    o Midwest Express Holdings, Inc.    3,600                     40
                                                          ----------
                                                                 102

      APPAREL  3.2%
      --------------------------------------------------------------
    o Ashworth, Inc.    2,600                                     13
      Brown Shoe Co., Inc.    4,600                               51
    o The Dress Barn, Inc.    5,200                              118
    o Footstar, Inc.    5,600                                    187
    o Goody's Family Clothing, Inc.    7,700                      36
    o The Gymboree Corp.    6,800                                 59
      Haggar Corp.    1,900                                       20
    o Jo-Ann Stores, Inc., Class A    5,500                       25
      K-Swiss, Inc., Class A    2,800                             79
      Kellwood Co.    6,400                                      125
    o The Men's Wearhouse, Inc.    11,600                        230
    o Nautica Enterprises, Inc.    10,000                        121
      Oxford Industries, Inc.    1,900                            43
      Phillips-Van Heusen Corp.    7,600                          65
    + Russell Corp.    9,100                                     112
      Stride Rite Corp.    11,800                                 73
      Wolverine World Wide, Inc.    11,800                       174
                                                          ----------
                                                               1,531

      AUTOMOTIVE PRODUCTS / MOTOR VEHICLES  3.1%
      --------------------------------------------------------------
      A.O. Smith Corp., Class B    6,700                         106
      Arctic Cat, Inc.    6,700                                  109
    o Discount Auto Parts, Inc.    4,500                          75
      Fleetwood Enterprises, Inc.    9,300                        93
    o Group 1 Automotive, Inc.    5,500                          147
    + Midas, Inc.    3,700                                        38
    o Monaco Coach Corp.    8,050                                144
      Myers Industries, Inc.    6,740                             87
      Oshkosh Truck Corp.    4,700                               180
      Standard Motor Products, Inc.    3,700                      43
    o TBC Corp.    5,900                                          65
      Thor Industries, Inc.    3,300                             115
      Titan International, Inc.    6,100                          31
    o Tower Automotive, Inc.    12,300                            75
      Winnebago Industries, Inc.    5,800                        141
                                                          ----------
                                                               1,449

      BANKS  5.1%
      --------------------------------------------------------------
      Anchor Bancorp Wisconsin, Inc.    6,500                    102
      Chittenden Corp.    9,125                                  226
    + Dime Community Bancshares    4,500                         109
      First Bancorp Puerto Rico    7,500                         206
   o+ First Republic Bank    3,800                                77
   o+ Firstfed Financial Corp.    4,900                          109
      Common Stock  100.0% of investments

See the Financial Notes, which are integral to this information.

INSTITUTIONAL SELECT SMALL-CAP VALUE INDEX FUND -- FINANCIALS


PORTFOLIO HOLDINGS Continued
As of October 31, 2001

                                                          MKT. VALUE
      SECURITY AND NUMBER OF SHARES                       ($ x 1,000)
      GBC Bancorp California    3,300                             92
      MAF Bancorp., Inc.    6,400                                179
      Provident Bankshares Corp.    7,305                        161
      Riggs National Corp., Washington D.C.    7,500             106
      The South Financial Group, Inc.    12,100                  193
      Susquehanna Bancshares, Inc.    11,100                     235
      United Bankshares, Inc.    11,800                          321
      Whitney Holding Corp.    7,500                             294
                                                          ----------
                                                               2,410

      BUSINESS MACHINES & SOFTWARE  2.6%
      --------------------------------------------------------------
    o Adaptec, Inc.    28,000                                    337
      Analogic Corp.    3,700                                    137
   o+ Artesyn Technologies, Inc.    9,600                         69
   o+ Bell Microproducts, Inc.    3,900                           35
   o+ Davox Corp.    3,100                                        27
    o Digi International, Inc.    5,200                           24
    o Input/Output, Inc.    14,500                               117
    o MICROS Systems, Inc.    4,800                              104
    o Network Equipment Technologies, Inc.    6,500               16
   o+ Rainbow Technologies, Inc.    7,900                         32
    o Read-Rite Corp.    35,800                                  178
   o+ SCM Microsystems, Inc.    3,400                             28
   o+ Systems & Computer Technology Corp.    9,200               113
                                                          ----------
                                                               1,217

      BUSINESS SERVICES  7.9%
      --------------------------------------------------------------
   o+ 4 Kids Entertainment, Inc.    3,600                         76
      Aaron Rents, Inc.    5,600                                  98
      ABM Industries, Inc.    6,700                              183
   o+ Actel Corp.    6,600                                       122
      Analysts International Corp.    7,200                       19
      Angelica Corp.    1,800                                     17
    o Avant! Corp.    11,200                                     113
      Bowne & Co., Inc.    9,400                                  98
      Brady Corp., Class A    6,500                              205
    o Brooktrout, Inc.    3,400                                   13
   o+ Carreker Corp.    5,600                                     22
    o CDI Corp.    5,200                                          92
      Chemed Corp.    2,800                                       79
    o Ciber, Inc.    15,800                                      106
      Computer Task Group, Inc.    6,200                          17
    o ePresence, Inc.    7,100                                    21
   o+ FileNet Corp.    10,000                                    146
    o Franklin Covey Co.    5,900                                 21
      G&K Services, Inc., Class A    5,900                       163
   o+ Hall, Kinion & Associates, Inc.    2,500                    13
   o+ Heidrick & Struggles International, Inc.    5,300           80
    o HNC Software, Inc.    9,800                                170
   o+ Hyperion Solutions Corp.    9,700                          145
    o Information Resources, Inc.    7,600                        55
    o Kroll, Inc.    6,100                                        98
   o+ Labor Ready, Inc.    12,100                                 43
    o MRO Software, Inc.    6,200                                 82
      New England Business Service, Inc.    3,300                 58
    o Paxar Corp.    12,700                                      140
   o+ PC-Tel, Inc.    4,700                                       36
    o Pegasus Solutions, Inc.    6,600                            68
    o Phoenix Technologies Ltd.    7,500                          69
   o+ Pre-Paid Legal Services, Inc.    5,900                      90
    o Profit Recovery Group International, Inc.    14,200         98
   o+ Proxim, Inc.    8,200                                       55
    o QRS Corp.    5,100                                          49
   o+ SBS Technologies, Inc.    3,800                             58
    o Seacor Smit, Inc.    5,700                                 226
   o+ SPSS, Inc.    3,700                                         64
      Standard Register Co.    7,800                             126
    o URS Corp.    4,800                                         108
   o+ Verity, Inc.    9,100                                       97
    o Volt Information Sciences, Inc.    4,000                    46
   o+ Zixit Corp.    5,100                                        43
                                                          ----------
                                                               3,728

      CHEMICAL  2.1%
      --------------------------------------------------------------
      Arch Chemicals, Inc.    6,100                              122
      Chemfirst, Inc.    4,000                                    82
    + MacDermid, Inc.    8,900                                   121
      Omnova Solutions, Inc.    9,400                             57
      Penford Corp.    2,300                                      25
      PolyOne Corp.    26,700                                    228
      Quaker Chemical Corp.    2,600                              48
      Tredegar Corp.    10,800                                   192
    + Wellman, Inc.    9,000                                     113
                                                          ----------
                                                                 988

See the Financial Notes, which are integral to this information.

                                                          MKT. VALUE
      SECURITY AND NUMBER OF SHARES                       ($ x 1,000)
      CONSTRUCTION  5.3%
      --------------------------------------------------------------
      Apogee Enterprises, Inc.    8,000                          112
    o Building Materials Holding Corp.    4,400                   53
    o Champion Enterprises, Inc.    13,600                       120
  (2) D.R. Horton, Inc.    21,413                                479
      Elcor Corp.    5,200                                       122
      Florida Rock Industries, Inc.    7,900                     223
      Foster Wheeler Ltd.    11,000                               56
      Interface, Inc., Class A    13,800                          55
      Lawson Products, Inc.    2,600                              64
      MDC Holdings, Inc.    6,830                                182
      The Ryland Group, Inc.    3,800                            203
    o Simpson Manufacturing Co., Inc.    3,400                   175
      Standard Pacific Corp.    8,600                            157
      Texas Industries, Inc.    5,700                            172
    o Toll Brothers, Inc.    10,400                              324
                                                          ----------
                                                               2,497

      CONSUMER: DURABLE  2.7%
      --------------------------------------------------------------
    o Applica, Inc.    6,100                                      45
      Bassett Furniture Industries, Inc.    3,100                 44
      Coachmen Industries, Inc.    4,000                          41
    o Griffon Corp.    9,290                                     107
      La-Z-Boy, Inc.    17,100                                   305
    o Linens 'N Things, Inc.    11,500                           209
      National Presto Industries, Inc.    1,800                   49
    o Royal Appliance Manufacturing Co.    4,200                  20
    o Salton, Inc.    3,400                                       35
      Skyline Corp.    2,200                                      56
      SLI, Inc.    10,500                                         26
      Sturm, Ruger & Co., Inc.    7,500                           88
      Thomas Industries, Inc.    4,300                           100
      Toro Co.    3,600                                          154
                                                          ----------
                                                               1,279

      CONSUMER: NONDURABLE  3.4%
      --------------------------------------------------------------
      A.T. Cross Co., Class A    3,700                            20
    o Department 56, Inc.    3,500                                24
    o Huffy Corp.    2,900                                        18
    o IHOP Corp.    5,700                                        146
    o Jakks Pacific, Inc.    5,700                               107
      Landry's Restaurants, Inc.    6,000                        105
    + Lone Star Steakhouse & Saloon, Inc.    6,800                88
    o Luby's, Inc.    5,800                                       35
      The Marcus Corp.    8,200                                  104
   o+ O'Charleys, Inc.    5,100                                   82
   o+ Rare Hospitality International Inc.    6,100               111
      Regis Corp.    11,700                                      249
      Russ Berrie & Co., Inc.    5,500                           144
    o Ryan's Family Steak Houses, Inc.    8,600                  155
    o The Steak N Shake Co.    7,900                              85
   o+ Triarc Cos., Inc.    6,300                                 146
                                                          ----------
                                                               1,619

      ELECTRONICS  9.0%
      --------------------------------------------------------------
    o Allen Telecom, Inc.    7,500                                56
    o Alliance Semiconductor Corp.    11,800                      97
    o Anixter International, Inc.    10,200                      253
    + APW Ltd.    12,300                                          33
   o+ Aspect Communications Corp.    15,500                       35
    o Audiovox Corp., Class A    6,000                            46
    + Bel Fuse, Inc., Class B    3,100                            63
      Belden, Inc.    7,000                                      140
    o Benchmark Electronics, Inc.    5,500                        94
      BMC Industries, Inc.    8,200                               16
   o+ Brooks Automation, Inc.    5,300                           171
   o+ C-COR.net Corp.    8,700                                    60
    o Cable Design Technologies Corp.    12,350                  158
    o Captaris, Inc.    9,700                                     20
    o Checkpoint Systems, Inc.    8,600                           90
   o+ Coherent, Inc.    7,900                                    209
    + Cohu, Inc.    6,200                                        108
   o+ Concord Communications, Inc.    4,200                       62
   o+ DMC Stratex Networks, Inc.    20,800                       113
   o+ Dupont Photomasks, Inc.    5,000                           180
    o Electroglas, Inc.    5,800                                  73
    o ESS Technology, Inc.    12,000                             154
    o Esterline Technologies Corp.    5,800                       78
   o+ Exar Corp.    11,000                                       248
   o+ General Semiconductor, Inc.    10,700                      113
      Gerber Scientific, Inc.    5,900                            65
   o+ Harmonic, Inc.    16,500                                   133
    o Hutchinson Technology, Inc.    7,100                       129
   o+ Kulicke & Soffa Industries, Inc.    13,800                 209
    + Methode Electronics, Inc., Class A    9,900                 72

See the Financial Notes, which are integral to this information.

INSTITUTIONAL SELECT SMALL-CAP VALUE INDEX FUND -- FINANCIALS


PORTFOLIO HOLDINGS Continued
As of October 31, 2001

                                                          MKT. VALUE
      SECURITY AND NUMBER OF SHARES                       ($ x 1,000)
      Park Electrochemical Corp.    5,500                        123
   o+ Pericom Semiconductor Corp.    7,100                        95
    o Photronics, Inc.    8,500                                  211
   o+ Pinnacle Systems, Inc.    13,100                            56
      Pioneer Standard Electronics, Inc.    7,800                 69
    o Standard Microsystems Corp.    4,700                        47
   o+ Supertex, Inc.    3,400                                     53
    + Technitrol, Inc.    9,500                                  236
   o+ Three-Five Systems, Inc.    6,000                           93
                                                          ----------
                                                               4,261

      ENERGY: RAW MATERIALS  3.8%
      --------------------------------------------------------------
   o+ Evergreen Resources, Inc.    5,500                         220
   o+ KEY Production Co., Inc.    3,600                           56
    o Kirby Corp.    6,800                                       175
      The Laclede Group, Inc.    5,400                           123
  (6) Massey Energy Co.    20,500                                420
    o Offshore Logistics, Inc.    6,100                          122
    o Seitel, Inc.    6,900                                       94
    o Swift Energy Co.    6,800                                  161
   o+ Tom Brown, Inc.    11,800                                  276
   o+ Unit Corp.    11,200                                       123
                                                          ----------
                                                               1,770

      FOOD & AGRICULTURE  4.8%
      --------------------------------------------------------------
      Corn Products International, Inc.    10,000                301
      Dimon, Inc.    12,600                                       79
   o+ Hain Celestial Group, Inc.    9,500                        187
      International Multifoods Corp.    5,200                    113
    o J & J Snack Foods Corp.    2,300                            51
    o Mississippi Chemical Corp.    7,800                         17
      Nash Finch Co.    3,200                                     74
    o Performance Food Group Co.    10,400                       306
    o RalCorp. Holdings, Inc.    8,500                           166
    o The Scotts Co., Class A    8,100                           326
 o(1) Smithfield Foods, Inc.    30,100                           634
                                                          ----------
                                                               2,254

      HEALTHCARE / DRUGS & MEDICINE  3.5%
      --------------------------------------------------------------
    + Alpharma, Inc., Class A    11,400                          316
   o+ Arqule, Inc.    5,700                                       52
    o Conmed Corp.    7,100                                      120
 o(8) Coventry Health Care, Inc.    18,400                       394
    o Curative Health Services, Inc.    2,000                     28
      Datascope Corp.    4,200                                   141
    o Hologic, Inc.    3,300                                      29
      Nature's Sunshine Products, Inc.    4,600                   53
    o Osteotech, Inc.    2,500                                     9
    o Parexel International Corp.    7,000                       104
    o Sierra Health Services, Inc.    7,400                       55
    o Sola International, Inc.    6,600                          105
    o Spacelabs Medical, Inc.    2,300                            25
    o Theragenics Corp.    8,000                                  71
    o US Oncology, Inc.    28,400                                149
                                                          ----------
                                                               1,651

      INSURANCE  3.9%
      --------------------------------------------------------------
    + American Financial Holdings, Inc.    6,600                 168
      Delphi Financial Group, Inc.,  Class A    5,745            175
      First American Corp.    18,500                             308
      Fremont General Corp.    19,900                            100
    o Insurance Auto Auctions, Inc.    2,900                      42
      + LandAmerica Financial Group, Inc.    5,100               134
      Mutual Risk Management Ltd.    11,600                      106
   o+ Philadelphia Consolidated Holding Co.    5,100             200
      RLI Corp.    2,800                                         113
      SCPIE Holdings, Inc.    2,400                               37
      Selective Insurance Group, Inc.    7,200                   155
    + Stewart Information Services Corp.    4,300                 82
      Trenwick Group Ltd.    10,300                               80
      Zenith National Insurance Corp.    5,000                   128
                                                          ----------
                                                               1,828

      MEDIA  0.6%
      --------------------------------------------------------------
    o Consolidated Graphics, Inc.    3,700                        61
   o+ Information Holdings, Inc.    6,100                        134
      Penton Media, Inc.    8,300                                 58
      Thomas Nelson, Inc.    4,300                                36
                                                          ----------
                                                                 289

      MISCELLANEOUS  0.3%
      --------------------------------------------------------------
    o Spherion Corp.    16,500                                   119

      MISCELLANEOUS FINANCE  4.8%
      --------------------------------------------------------------
      Commercial Federal Corp.    14,600                         364
      Downey Financial Corp.    8,000                            281
    + Financial Federal Corp.    4,700                           117
      Jefferies Group, Inc.    7,100                             236

See the Financial Notes, which are integral to this information.

                                                          MKT. VALUE
      SECURITY AND NUMBER OF SHARES                       ($ x 1,000)
  (7) Raymond James Financial, Inc.    13,600                    398
      Southwest Securities Group    4,797                         84
      Staten Island Bancorp., Inc.    9,400                      272
      Tucker Anthony Sutro Corp.    6,800                        163
 (10) Washington Federal, Inc.    16,320                         370
                                                          ----------
                                                               2,285

      NON-FERROUS METALS  1.8%
      --------------------------------------------------------------
      A.M. Castle & Co.    4,200                                  35
      Brush Engineered Materials, Inc.    4,800                   49
    + Century Aluminum Co.    5,300                               52
      Commercial Metals Co.    3,700                             112
      Commonwealth Industries, Inc.    4,900                      26
      IMCO Recycling, Inc.    4,200                               26
    o Mueller Industries, Inc.    9,500                          275
      Reliance Steel & Aluminum Co.    8,700                     201
    o RTI International Metals, Inc.    5,900                     58
    o Wolverine Tube, Inc.    2,900                               36
                                                          ----------
                                                                 870

      OIL: DOMESTIC  3.7%
      --------------------------------------------------------------
o+(5) Newfield Exploration Co.    12,700                         442
    o Nuevo Energy Co.    4,400                                   62
 +(4) Pogo Producing Co.    16,400                               448
      St. Mary Land & Exploration Co.    7,700                   158
   o+ Stone Energy Corp.    8,100                                320
      Vintage Petroleum, Inc.    17,900                          313
                                                          ----------
                                                               1,743

      OPTICAL & PHOTO  0.1%
      --------------------------------------------------------------
    + Concord Camera Corp.    8,200                               33
   o+ Meade Instruments Corp.    2,800                            14
                                                          ----------
                                                                  47

      PAPER & FOREST PRODUCTS  1.1%
      --------------------------------------------------------------
   o+ Buckeye Technologies, Inc.    9,500                         84
      Caraustar Industries, Inc.    7,600                         59
      Chesapeake Corp.    4,300                                  122
      Deltic Timber Corp.    3,200                                85
    o Lydall, Inc.    4,800                                       41
      Pope & Talbot, Inc.    3,900                                51
      Universal Forest Products, Inc.    5,600                    95
                                                          ----------
                                                                 537

      PRODUCER GOODS & MANUFACTURING  5.7%
      --------------------------------------------------------------
      Applied Industrial Technologies, Inc.    5,500              91
    o Astec Industries, Inc.    5,200                             67
      Barnes Group, Inc.    4,900                                 99
    + Briggs & Stratton Corp.    6,100                           229
      Butler Manufacturing Co.    1,600                           37
      Clarcor, Inc.    6,900                                     170
      Fedders Corp.    9,200                                      22
    o Gardner Denver, Inc.    4,400                               91
      Hughes Supply, Inc.    6,700                               158
    o Ionics, Inc.    4,900                                      115
      JLG Industries, Inc.    11,800                             117
      Lennox International, Inc.    15,912                       143
   o+ Magnetek, Inc.    6,200                                     54
    o Material Sciences Corp.    3,500                            34
      Milacron, Inc.    9,400                                    111
      Regal Beloit    5,500                                       98
      Robbins & Myers, Inc.    3,300                              90
    o SPS Technologies, Inc.    3,700                            111
      Standex International Corp.    3,200                        70
      Tenneco Automotive, Inc.    11,200                          20
    + The Timken Co.    17,000                                   229
   o+ Triumph Group, Inc.    4,800                               123
    o Ultratech Stepper, Inc.    7,200                            97
      Valmont Industries, Inc.    6,900                          108
      Watsco, Inc.    7,600                                       99
      Watts Industries, Inc., Class A    8,000                   111
                                                          ----------
                                                               2,694

      RAILROAD & SHIPPING  0.4%
      --------------------------------------------------------------
   o+ Kansas City Southern Industries, Inc.    16,500            206

      REAL PROPERTY  1.2%
      --------------------------------------------------------------
    + Colonial Properties Trust    5,500                         164
    + Kilroy Realty Corp.    7,500                               176
    + Shurgard Storage Centers, Inc., Class A    8,000           240
                                                          ----------
                                                                 580

      RETAIL  5.9%
      --------------------------------------------------------------
    o AnnTaylor Stores Corp.    8,200                            180
      Burlington Coat Factory Warehouse Corp.    12,100          181
      Casey's General Stores, Inc.    14,000                     174
      Cash America International, Inc.    6,600                   53
      The Cato Corp., Class A    6,400                           108
    o Enesco Group, Inc.    2,500                                 12
      Great Atlantic & Pacific Tea Co., Inc.    10,900           203

See the Financial Notes, which are integral to this information.

INSTITUTIONAL SELECT SMALL-CAP VALUE INDEX FUND -- FINANCIALS


PORTFOLIO HOLDINGS Continued
As of October 31, 2001

                                                          MKT. VALUE
      SECURITY AND NUMBER OF SHARES                       ($ x 1,000)
      Hancock Fabrics, Inc.    5,800                              68
 o(3) Michaels Stores, Inc.    9,000                             462
      Pep Boys-Manny, Moe, & Jack    15,200                      179
      Pier 1 Imports, Inc.    27,300                             301
    o School Specialty, Inc.    5,000                            155
    o ShopKo Stores, Inc.    7,800                                67
    o Stein Mart, Inc.    10,600                                  84
    o United Stationers, Inc.    10,300                          289
    o Zale Corp.    9,700                                        278
                                                          ----------
                                                               2,794

      STEEL  0.9%
      --------------------------------------------------------------
      Amcast Industrial Corp.    1,500                             8
      Cleveland-Cliffs, Inc.    3,000                             49
      Intermet Corp.    7,600                                     23
      Quanex Corp.    3,800                                       99
    + Ryerson Tull, Inc.    7,000                                 80
    o Steel Dynamics, Inc.    12,900                             134
      Steel Technologies, Inc.    2,400                           18
                                                          ----------
                                                                 411

      TELEPHONE  0.6%
      --------------------------------------------------------------
   o+ Boston Communications Group    4,800                        44
   o+ Brightpoint, Inc.    16,700                                 61
    o General Communication, Inc., Class A    15,000             174
                                                          ----------
                                                                 279

      TOBACCO  0.2%
      --------------------------------------------------------------
      Schweitzer-Mauduit International, Inc.    4,200            101

      TRAVEL & RECREATION  1.4%
      --------------------------------------------------------------
    o Aztar Corp.    10,700                                      154
   o+ Bally Total Fitness Holding Corp.    8,200                 151
      Central Parking Corp.    10,200                            155
    o K2, Inc.    4,500                                           26
    o Pinnacle Entertainment, Inc.    6,700                       46
    o Prime Hospitality Corp.    12,800                          117
                                                          ----------
                                                                 649

      TRUCKING & FREIGHT  2.4%
      --------------------------------------------------------------
    o Arkansas Best Corp.    5,800                               136
    + Arnold Industries, Inc.    7,000                           151
      Roadway Corp.    5,500                                     150
      USFreightways Corp.    7,500                               233
      Wabash National Corp.    5,900                              43
      Werner Enterprises, Inc.    13,300                         288
    o Yellow Corp.    6,900                                      152
                                                          ----------
                                                               1,153

      UTILITIES: ELECTRIC & GAS  7.5%
      --------------------------------------------------------------
      American States Water Co.    2,800                          94
      Atmos Energy Corp.    11,500                               248
      Avista Corp.    13,400                                     161
      Cascade Natural Gas Corp.    3,000                          61
      Central Vermont Public Service Corp.    3,100               54
      CH Energy Group, Inc.    4,600                             184
   o+ El Paso Electric Co.    14,000                             190
      Energen Corp.    8,800                                     216
      Green Mountain Power Corp.    1,300                         21
      New Jersey Resources Corp.    5,000                        225
      Northwest Natural Gas Co.    7,100                         170
      Northwestern Corp.    6,700                                129
      NUI Corp.    3,800                                          77
      Piedmont Natural Gas Co., Inc.    9,100                    289
  (9) RGS Energy Group, Inc.    9,800                            376
    o Southern Union Co.    15,169                               289
      Southwest Gas Corp.    9,100                               187
      UGI Corp.    7,700                                         223
      UIL Holdings Corp.    3,900                                192
      Unisource Energy Corp. Holding Co.    9,500                150
                                                          ----------
                                                               3,536

      SHORT TERM INVESTMENT
      0.0% of investments

      Provident Institutional TempFund    17,034                  17

END OF PORTFOLIO HOLDINGS. For totals, please see the first page of holdings for this fund.


See the Financial Notes, which are integral to this information.

STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2001. All numbers x 1,000 except NAV.


ASSETS
-------------------------------------------------------------------------------
Investments, at market value
   (including $2,401 of securities on loan)                            $47,279 a
Collateral held for securities on loan                                   2,459
Receivables:
   Fund shares sold                                                         10
   Dividends                                                                28
   Income from lending securities                                            2
Prepaid expenses                                                  +         12
                                                                  ------------
TOTAL ASSETS                                                            49,790

LIABILITIES
-------------------------------------------------------------------------------
Collateral held for securities on loan                                   2,459
Payables:
   Fund shares redeemed                                                     18
   Interest expense                                                          1
Accrued expenses                                                  +         29
                                                                  ------------
TOTAL LIABILITIES                                                        2,507

NET ASSETS
-------------------------------------------------------------------------------
TOTAL ASSETS                                                            49,790
TOTAL LIABILITIES                                                 -      2,507
                                                                  ------------
NET ASSETS                                                             $47,283

NET ASSETS BY SOURCE

Capital received from investors                                         44,965
Net investment income not yet distributed                                  366
Net realized capital gains                                               2,891
Net unrealized capital losses                                            (939)

NET ASSET VALUE (NAV)

               SHARES
NET ASSETS / OUTSTANDING   =    NAV
$47,283         4,371         $10.82

FEDERAL TAX DATA
-------------------------------------------------------------------------------
COST BASIS OF PORTFOLIO                                                $49,651
NET UNREALIZED GAINS AND LOSSES:
Gains                                                                   $6,079
Losses                                                              +   (8,451)
                                                                    ----------
                                                                       ($2,372)

a The fund paid $48,218 for these securities. Not counting short-term obligations and government securities, the fund paid $41,604 for securities during the report period, and received $34,287 from securities it sold or that matured. This includes $798 in transactions with other SCHWABFUNDS.(R)


         See the Financial Notes, which are integral to this information.
                                                                             43

INSTITUTIONAL SELECT SMALL-CAP VALUE INDEX FUND -- FINANCIALS

STATEMENT OF OPERATIONS
For November 1, 2000 through October 31, 2001. All numbers x 1,000.

INVESTMENT INCOME
-------------------------------------------------------------------------------
Dividends                                                              $   571
Interest                                                                    10
Lending of securities                                             +         16
                                                                  ------------
TOTAL INVESTMENT INCOME                                                    597

NET REALIZED GAINS AND LOSSES
-------------------------------------------------------------------------------
Net realized gains on investments sold                                   3,803
Net realized losses on futures contracts                          +        (10)
                                                                  ------------
NET REALIZED GAINS                                                       3,793

NET UNREALIZED GAINS AND LOSSES
-------------------------------------------------------------------------------
Net unrealized losses on investments                                    (2,947)

EXPENSES
-------------------------------------------------------------------------------
Investment adviser and administrator fees                                  125  a
Transfer agent and shareholder service fees                                 50  b
Trustees' fees                                                               6  c
Custodian fees                                                              34
Portfolio accounting fees                                                    7
Professional fees                                                           21
Registration fees                                                           18
Shareholder reports                                                         26
Interest expense                                                             2
Other expenses                                                    +         18
                                                                  ------------
Total expenses                                                             307
Expense reduction                                                 -        145  d
                                                                  ------------
NET EXPENSES                                                               162

INCREASE IN NET ASSETS FROM OPERATIONS
-------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                    597
NET EXPENSES                                                               162
                                                                  ------------
NET INVESTMENT INCOME                                                      435
NET REALIZED GAINS                                                       3,793  e
                                                                  ------------
NET UNREALIZED LOSSES                                             +     (2,947) e
                                                                  ------------
INCREASE IN NET ASSETS FROM OPERATIONS                                 $ 1,281

a Calculated as a percentage of average daily net assets: 0.25% of the first $1 billion and 0.23% of assets beyond that.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.05% of the fund's assets.

c  For the fund's independent trustees only.

d Includes $125 from the investment adviser (CSIM) and $20 from the transfer agent and shareholder service agent (Schwab). These reductions reflect a guarantee by CSIM and Schwab to limit the operating expenses of this fund through at least December 31, 2005, to 0.32% of average daily net assets. This limit does not include interest, taxes and certain non-routine expenses.

e  These add up to a net gain on investments of $846.


          See the Financial Notes, which are integral to this information.

Statement of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.

OPERATIONS
-------------------------------------------------------------------------------
                                        11/1/00 - 10/31/011   1/1/99 - 10/31/00
Net investment income                             $435              $328
Net realized gains                               3,793             2,064
Net unrealized gains or losses            +     (2,947)            3,816
                                          ------------------------------
INCREASE IN NET ASSETS
FROM OPERATIONS                                  1,281             6,208

DISTRIBUTIONS PAID
-------------------------------------------------------------------------------
Dividends from net investment income               315               303  a
Distributions from net capital gains      +      2,972             1,304
                                          ------------------------------
TOTAL DIVIDENDS AND DISTRIBUTIONS PAID          $3,287            $1,607

TRANSACTIONS IN FUND SHARES
-------------------------------------------------------------------------------
                                      11/1/00 - 10/31/01      11/1/99 - 10/31/00
                                     QUANTITY     VALUE      QUANTITY     VALUE
Shares sold                            1,906     $21,677      1,425     $14,346
Shares reinvested                        229       2,328        134       1,279
Shares redeemed                   +   (1,247)    (13,819)    (1,275)    (12,767) b
                                  ---------------------------------------------
NET INCREASE                             888     $10,186        284      $2,858

SHARES OUTSTANDING AND NET ASSETS
-------------------------------------------------------------------------------
                                   11/1/00 - 10/31/01       11/1/99 - 10/31/00
                                   SHARES  NET ASSETS       SHARES  NET ASSETS
Beginning of period                 3,483     $39,103        3,199     $31,644
Total increase                   +    888       8,180          284       7,459  c
                                 ---------------------------------------------
END OF PERIOD                       4,371     $47,283        3,483     $39,103  d

UNAUDITED

a For corporations, 100% of the fund's dividends for the current report period qualify for the dividends-received deduction.

b Dollar amounts are net of proceeds received from early withdrawal fees that the fund charges on shares sold 180 days or less after buying them.

   CURRENT PERIOD          $11
   PRIOR PERIOD            $14

c Figures for shares represent the net changes in shares from the transactions described above. Figures for net assets represent the changes in net assets from operations plus the changes from transactions in fund shares, minus distributions paid.

d Includes net investment income not yet distributed in the amount of $366 and $246 at the end of the current period and the prior period, respectively.


         See the Financial Notes, which are integral to this information.

FINANCIAL NOTES


FINANCIAL NOTES

BUSINESS STRUCTURE OF THE FUNDS

EACH OF THE FUNDS DISCUSSED IN THIS REPORT IS A SERIES OF SCHWAB CAPITAL TRUST, A NO-LOAD, OPEN-END MANAGEMENT INVESTMENT COMPANY. The company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended. The sidebar shows the funds in this report and their trust.

THE FUNDS OFFER ONE SHARE CLASS. Shares are bought and sold at net asset value, or NAV, which is the price for all outstanding shares. Each share has a par value of 1/1,000 of a cent, and the trust may issue as many shares as necessary.


THE TRUST AND ITS FUNDS
-------------------------------------------------------------------------------

This list shows all of the funds included in Schwab Capital Trust. The funds discussed in this report are highlighted.

SCHWAB CAPITAL TRUST
Organized May 7, 1993

  Schwab S&P 500 Fund
  Schwab Small-Cap Index Fund(R)
  Schwab Total Stock Market Index Fund(R)
  Schwab International Index Fund(R)
  Schwab Analytics Fund(R)
  Schwab MarketTrack All Equity Portfolio
  Schwab MarketTrack Growth Portfolio
  Schwab MarketTrack Balanced Portfolio
  Schwab MarketTrack Conservative Portfolio
  Schwab MarketManager Growth Portfolio
  Schwab MarketManager Balanced Portfolio
  Schwab MarketManager Small Cap Portfolio
  Schwab MarketManager International Portfolio
  Communications Focus Fund
  Financial Services Focus Fund
  Health Care Focus Fund
  Technology Focus Fund
  Institutional Select S&P 500 Fund
  Institutional Select Large-Cap Value Index Fund
  Institutional Select Small-Cap Value Index Fund

FUND OPERATIONS

Most of the funds' investments are described in the fund-by-fund sections earlier in this report. However, there are certain other investments and policies that may affect a fund's financials. The most significant of these are described below. Other policies concerning the funds' business operations also are described here.

THE FUNDS PAY DIVIDENDS from net investment income and make distributions from net capital gains once a year.

THE FUNDS MAY INVEST IN FUTURES CONTRACTS. Futures contracts involve certain risks, because they can be very sensitive to market movements.

One risk is that the price of a futures contract may not move in perfect correlation with the price of the underlying securities. Another risk is that, at certain times, it may be impossible for the fund to close out a position in a futures contract due to a difference in trading hours or to market conditions that may reduce the liquidity for a futures contract or its underlying securities.

Because futures carry inherent risks, a fund must give the broker a deposit of cash and/or securities (the "initial margin") whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another, but it is generally a percentage of the contract amount.

Futures are traded publicly on exchanges, and their market value changes daily. The fund records the change in market value of futures, and also the change in the amount of margin deposit required ("variation margin").

THE FUNDS MAY ENTER INTO REPURCHASE AGREEMENTS. In a repurchase agreement, a fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. The date, price and other conditions are all specified when the agreement is created.

The funds' repurchase agreements will be fully collateralized by U.S. government securities. All collateral is held by the funds' custodian (or, with tri-party agreements, the agent's bank), and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement.

THE FUNDS MAY LOAN SECURITIES TO CERTAIN BROKERS, DEALERS AND OTHER FINANCIAL INSTITUTIONS WHO PAY THE FUNDS NEGOTIATED FEES. The funds receive cash, letters of credit or U.S. government securities as collateral on these loans, and the value of the collateral must be at least 102% of the market value of the loaned securities as of the first day of the loan, and at least 100% each day thereafter.

THE FUNDS MAY BORROW MONEY FROM BANKS. The funds may obtain temporary bank loans through the trusts to which they belong, to use for meeting shareholder redemptions or for extraordinary or emergency purposes. The trusts have line of credit arrangements of $150 million, $100 million and $150 million with PNC Bank, N.A., Bank of America, N.A. and The Bank of New York, respectively. The funds pay interest on the amounts they borrow at rates that are negotiated periodically.

FINANCIAL NOTES

                                 AMOUNT
                               OUTSTANDING          AVERAGE           AVERAGE
                               AT 10/31/01         BORROWING*        INTEREST
FUND                           ($ X 1,000)        ($ X 1,000)        RATE (%)
-------------------------------------------------------------------------------
Institutional Select
S&P 500 Fund                        --                115              5.25
-------------------------------------------------------------------------------
Institutional Select
Large-Cap Value
Index Fund                         249                109              4.47
-------------------------------------------------------------------------------
Institutional Select
Small-Cap Value
Index Fund                          --                 65              4.17
-------------------------------------------------------------------------------

*  For the year ended October 31, 2001.

THE FUNDS PAY FEES FOR VARIOUS SERVICES. Through their trust, the funds have agreements with Charles Schwab Investment Management, Inc. (CSIM) to provide investment advisory and administrative services and with Charles Schwab & Co., Inc. (Schwab) to provide transfer agent and shareholder services.

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with the funds that may limit the total expenses charged. The rates and limitations for these fees vary from fund to fund, and are described in each fund's Statement of Operations.

TRUSTEES MAY INCLUDE PEOPLE WHO ARE OFFICERS AND/OR DIRECTORS OF THE INVESTMENT ADVISER OR SCHWAB. Federal securities law limits the percentage of such "interested persons" who may serve on a trust's board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund's Statement of Operations.

THE FUNDS MAY ENGAGE IN CERTAIN TRANSACTIONS INVOLVING RELATED PARTIES. For instance, a fund may own shares of The Charles Schwab Corp. if that company is included in its index.

The funds may make direct transactions with certain other SchwabFunds(R) when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers.

THE FUNDS INTEND TO CONTINUE TO MEET THE FEDERAL INCOME AND EXCISE TAX REQUIREMENTS FOR REGULATED INVESTMENT COMPANIES. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains (if any) to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

ACCOUNTING POLICIES

The following are the main policies the funds use in preparing their financial statements.

THE FUNDS VALUE THE SECURITIES IN THEIR PORTFOLIOS EVERY BUSINESS DAY. The funds use the following policies to value various types of securities:

   SECURITIES TRADED ON AN EXCHANGE OR OVER-THE-COUNTER: valued at the last-quoted sale price for the day, or, on days when no sale has been reported, halfway between the most recent bid and asked quotes.

   SECURITIES FOR WHICH NO MARKET QUOTATIONS ARE READILY AVAILABLE: valued at fair value, as determined in good faith by the fund's investment adviser using guidelines adopted by the fund's Board of Trustees.

   FUTURES AND FORWARDS: open contracts are valued at their settlement prices as of the close of their exchanges (for futures) or at a market value based on that day's exchange rates (for forwards). When a fund closes out a futures or forwards position, it calculates the difference between the value of the position at the beginning and at the end, and records a realized gain or loss accordingly.

   SHORT-TERM SECURITIES (60 DAYS OR LESS TO MATURITY): valued at amortized cost.

SECURITY TRANSACTIONS are recorded as of the date the order to buy or sell the security is executed.

DIVIDENDS AND DISTRIBUTIONS FROM PORTFOLIO SECURITIES are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date.

INCOME FROM INTEREST AND THE ACCRETION OF DISCOUNTS is recorded as it accrues.

REALIZED GAINS AND LOSSES from security transactions are based on the identified costs of the securities involved.

ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are figured using exchange rates in effect on the transaction date.

EXPENSES that are specific to a fund are charged directly to that fund. Expenses that are common to all funds within a trust generally are allocated among the funds in proportion to their net assets.

EACH FUND MAINTAINS ITS OWN ACCOUNT FOR PURPOSES OF HOLDING ASSETS AND ACCOUNTING, and is considered a separate entity for tax purposes. Within its account, each fund also keeps certain assets in segregated accounts, as may be required by securities law.

A REVISED AICPA AUDIT AND ACCOUNTING GUIDE, Audits of Investment Companies, was issued in November 2000 and is effective for fiscal years beginning after December 15, 2000. Each fund expects that the adoption of these principles will not be material to the financial statements.

THE ACCOUNTING POLICIES DESCRIBED ABOVE CONFORM WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It's possible that once the results are known, they may turn out to be different from these estimates.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF:
Schwab Institutional Select S&P 500 Fund
Schwab Institutional Select Large-Cap Value Index Fund
Schwab Institutional Select Small-Cap Value Index Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Institutional Select S&P 500 Fund, Schwab Institutional Select Large-Cap Value Index Fund and Schwab Institutional Select Small-Cap Value Index Fund, (three of the portfolios constituting Schwab Capital Trust) (hereafter collectively referred to as the "funds") at October 31, 2001, and the results of each of their operations for the year then ended, the changes in each of their net assets for the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
San Francisco, CA
December 10, 2001

GLOSSARY

ASSET ALLOCATION The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

ASSET CLASS A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

BETA A historical measure of an investment's volatility relative to a market index (usually the S&P 500). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.

BOND A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the "coupon rate") until a specified date (the "maturity date"), at which time the issuer returns the money borrowed ("principal" or "face value") to the bondholder. Because of their structure, bonds are sometimes called "fixed income securities" or "debt securities."

CAP, CAPITALIZATION  See "market cap."

CAPITAL GAIN, CAPITAL LOSS The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still "on paper" and is considered unrealized.

EARNINGS GROWTH RATE For a mutual fund, the average yearly rate at which the earnings of the companies in the fund's portfolio have grown, measured over the past five years.

EARNINGS PER SHARE (EPS) A company's earnings, or net income, for the past 12 months, divided by the number of shares outstanding.

EXPENSE RATIO The amount that is taken from a mutual fund's assets each year to cover the fund's operating expenses. An expense ratio of 0.50% means that a fund's expenses amount to half of one percent of its average net assets a year.

MARKET CAP, MARKET CAPITALIZATION The value of a company as determined by the total value of all shares of its stock outstanding.

MEDIAN MARKET CAP The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund's portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund's assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.

NET ASSET VALUE (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund's total assets, subtracting liabilities, and dividing by the number of shares outstanding.

OUTSTANDING SHARES, SHARES OUTSTANDING When speaking of a company or mutual fund, indicates all shares currently held by investors.

PRICE-TO-BOOK RATIO (P/B) The market price of a company's stock compared with its "book value." A mutual fund's P/B is the weighted average of the P/B of all stocks in the fund's portfolio.

PRICE-TO-EARNINGS RATIO (P/E) The market price of a company's stock compared with earnings over the past year. A mutual fund's P/E is the weighted average of the P/E of all stocks in the fund's portfolio.

RETURN ON EQUITY (ROE) The average yearly rate of return for each dollar of investors' money, measured over the past five years.

STOCK  A share of ownership, or equity, in the issuing company.

TOTAL RETURN The overall performance of an investment over a given period, including any expenses, any income or distributions paid out and any capital gain or loss (increases or decreases in portfolio value).

WEIGHTED AVERAGE For mutual funds, an average that gives the same weight to each security as the security represents in the fund's portfolio.

YIELD The income paid out by an investment, expressed as a percentage of the investment's market value.

NOTES

INSTITUTIONAL SELECT(R) FUNDS

FUNDS DESIGNED TO MEET YOUR NEEDS

The Institutional Select Funds were designed with input from Investment Managers, who indicated a need for low-cost, tax-efficient index fund alternatives.

At Charles Schwab Investment Management, Inc. (CSIM), our goal is to understand the needs of our clients and then design investment tools that meet those needs. Through targeted research, we learned that our clients want low-cost index fund alternatives that are managed with an emphasis on tax efficiency and offer accurate tracking potential and a proven management team. The Institutional Select Funds are a direct result of that research, and offer real advantages designed specifically for institutional-type investors.

CSIM -- THE RIGHT RESOURCES FOR INVESTMENT ADVISERS

When we began in 1989, CSIM's primary focus was the retail customer, and today -- with more than 40 fund products, six million SchwabFunds(R) shareholder and more than $145 billion in assets under management -- we are a market leader.

Today, Investment Managers represent a large and growing part of the overall customer base for Charles Schwab & Co., Inc. (Schwab). The Institutional Select Funds are the first of what we hope will be many new CSIM funds that will provide high quality, cost-efficient portfolios for Investment Managers and their clients. We will continue to work closely with Investment Managers nationwide, with a view to provide them with the best institutional investment tools.

CSIM serves as the investment adviser to the Institutional Select Funds and SchwabFunds(R), and is an affiliate of Schwab. Schwab is the distributor for the Institutional Select Funds and SchwabFunds. The Charles Schwab Corporation is the parent company of CSIM and Schwab.

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

INSTITUTIONAL SELECT(R) FUNDS
101 Montgomery Street, San Francisco, CA 94104




INVESTMENT ADVISER
Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA 94104

DISTRIBUTOR
Charles Schwab & Co., Inc.
P.O. Box 7575, San Francisco, CA 94104-7575

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(C) 2001 Charles Schwab & Co., Inc.
All rights reserved. Member SIPC/NYSE.

Printed on recycled paper. REG14310-02